SEMIANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)


                               NOVEMBER 30, 1997

                                    BENHAM
                                     GROUP

                        Florida Municipal Money Market
                      Florida Intermediate-Term Municipal

                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Florida Municipal Money Market
           Performance & Portfolio Information ............................    4
           Management Q & A ...............................................    5
           Schedule of Investments ........................................    7
           Financial Highlights ...........................................   21
Florida Intermediate-Term Municipal
           Performance & Portfolio Information ............................    9
           Management Q & A ...............................................   10
           Schedule of Investments ........................................   13
           Financial Highlights ...........................................   22
Statements of Assets and Liabilities ......................................   15
Statements of Operations ..................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Proxy Voting Results ......................................................   23
Background Information
           Investment Philosophy & Policies ...............................   24
           Comparative Indices ............................................   24
           Lipper Rankings ................................................   24
           Investment Team Leaders ........................................   24
Glossary ..................................................................   25

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.


                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
  Florida Municipal
    Money Market

 Florida Intermediate-
    Term Municipal

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                                AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Municipal securities produced solid returns during the six months ended November 30, 1997.

* Despite lower yields overall, low unemployment and rising wages sparked bond market volatility.

* Credit spreads fell to historically low levels because of improving credit quality and the increase in the number of municipal securities insured with a AAA rating.

MUNICIPAL CREDIT REVIEW

*   Continued   strong  economic  growth  coupled  with  fiscally   conservative
    budgeting practices contributed to a generally positive outlook for Florida municipal credit quality.

* Nevertheless, the state is likely to face large capital outlays for education and infrastructure going forward.

FLORIDA TAX-FREE MONEY MARKET

* The fund outperformed the average state tax-exempt money market fund during the six months ended November 30, 1997.

* We've limited the fund's exposure to Japanese banks, which provide credit backing for many municipal money market securities.

* Going forward, we'll continue to use a value-oriented approach to security selection, buying one-year notes when we think they provide sufficiently higher yields than shorter-term securities.

FLORIDA INTERMEDIATE-TERM MUNICIPAL

* The fund strongly outperformed both its Lipper peer group and benchmark for the six months.

* For the year ended November 30, 1997, the fund was ranked #1 out of 20 Florida intermediate municipal debt funds, according to Lipper Analytical Services.

* Below-average expenses, good duration management and careful security selection were key reasons for the fund's strong returns.

* Going forward, we'll continue to take a conservative approach to security selection and managing the fund's duration.


              FLORIDA MUNICIPAL
                MONEY MARKET

TOTAL RETURNS:             AS OF 11/30/97
     6 Months                      1.66%*
     1 Year                          3.42%

7-DAY CURRENT YIELD:                 3.55%

NET ASSETS:                 $80.4 million
     (AS OF 11/30/97)

INCEPTION DATE:                    4/11/94

TICKER SYMBOL:                       BEFXX


                   FLORIDA
            INTERMEDIATE-TERM MUNICIPAL

TOTAL RETURNS:             AS OF 11/30/97
     6 Months                      4.73%*
     1 Year                          6.78%

30-DAY SEC YIELD:                    4.02%

NET ASSETS:                 $20.6 million
     (AS OF 11/30/97)

INCEPTION DATE:                    4/11/94

TICKER SYMBOL:                       ACBFX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 25.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    The Benham Florida Municipal funds performed well during the six months ended November 30, 1997, rewarding investors with better-than-average returns. Healthy U.S. economic growth coupled with low inflation provided a favorable backdrop for strong municipal bond performance. Our municipal investment team provides details on market conditions and your fund's performance on the following pages.

    On the corporate front, the latter half of 1997 proved as eventful for American Century as it was for investors. In July, J.P. Morgan & Co., Inc. agreed to become a significant minority shareholder in our company. Through this business partnership, we see many opportunities to expand the range of investment choices and services we offer you. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs. Within the framework of this relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    On a more personal note, 1997 was the year we said farewell to James M. Benham, founder of the Benham Group of mutual funds. Mr. Benham, who announced his retirement in December, was a pioneer in the no-load mutual fund industry and the father of Capital Preservation Fund, the first money market fund for individual investors. With the integration of Benham and Twentieth Century successfully completed, Mr. Benham felt it was time to step back from the business and enjoy a well-earned retirement, confident that he leaves the funds he founded in very capable hands. Though his counsel and guidance will be missed, much of the Benham culture has become a part of American Century, including the educational investor seminar program Mr. Benham created. And two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    Looking forward, 1998 will be a landmark year for us, marking the 40th anniversary of the introduction of our first two funds, Twentieth Century Growth and Twentieth Century Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours, which includes nearly 70 stock, bond, money and combination funds that provide investors with a wide range of choice and flexibility.

    Whatever your financial goals, we believe we have an outstanding lineup of funds to help you pursue them.

    Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Investment              American Century Investment
   Management, Inc.                         Management, Inc


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

MUNICIPAL YIELD CURVES

Years to Maturity          11/30/97               5/31/97
1                           3.690%                3.850%
2                           3.840%                4.150%
3                           3.960%                4.350%
4                           4.070%                4.500%
5                           4.170%                4.600%
6                           4.260%                4.660%
7                           4.350%                4.720%
8                           4.430%                4.780%
9                           4.510%                4.840%
10                          4.590%                4.900%
11                          4.666%                4.976%
12                          4.742%                5.052%
13                          4.818%                5.128%
14                          4.894%                5.204%
15                          4.970%                5.280%
16                          5.000%                5.308%
17                          5.030%                5.336%
18                          5.060%                5.364%
19                          5.090%                5.392%
20                          5.120%                5.420%
21                          5.126%                5.426%
22                          5.132%                5.432%
23                          5.138%                5.438%
24                          5.144%                5.444%
25                          5.150%                5.450%
26                          5.154%                5.454%
27                          5.158%                5.458%
28                          5.162%                5.462%
29                          5.166%                5.466%
30                          5.170%                5.470%

Source: Bloomberg Financial Markets


SOLID MUNICIPAL BOND RETURNS

    Municipal securities produced very solid returns during the six months ended November 30, 1997. As the accompanying graph indicates, yields fell across the maturity spectrum.

    For the period, the Lehman Brothers Long-Term Municipal Bond Index returned 6.90%. Intermediate-term securities, represented by the Lehman Brothers 5-Year Municipal General Obligation Index, returned 4.04%. The short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 2.62% return.

INCREASED MARKET VOLATILITY

    Despite lower interest rates overall, municipal yields fluctuated throughout the period. Uncertainty in the bond market over how long inflation can remain tame with the unemployment rate so low was largely responsible for the rate fluctuations. Low unemployment has led to inflation in the past because companies tend to raise wages in an attempt to keep or hire employees. Because wages account for about two-thirds of all business costs, higher wages often lead to inflation.

    But despite a November 1997 unemployment rate of 4.6%--the lowest in 24 years--and signs of rising wages, overall inflation remained low. Inflation, as measured by the government's consumer price index, rose at the slowest pace since 1986 for the first 11 months of calendar 1997.

    Increased productivity was a key reason wages could rise without sparking inflation, as businesses reaped the rewards of huge investments in computers and other productivity tools. According to the Labor Department, productivity gains in the third quarter of 1997 were the fastest in five years.

    Turmoil in Asian financial markets also contributed to lower yields and U.S. bond market volatility. Weakness in Asia caused huge cash flows to move in and out of U.S. Treasury securities, which are considered "safe-haven" investments. Because demand for municipal securities is often predicated on the relative prices of municipals and Treasurys, big swings in the Treasury market can carry over to the municipal market.

IMPACT OF BOND INSURANCE

    An increase in the amount of debt being issued with bond insurance contributed to a narrower spread, or difference in yield, between AAA and BBB securities.

    About 60% of all municipal debt now comes to market insured with a AAA rating. That has boosted credit quality generally by dramatically reducing the amount of paper issued at the lower investment grades. But it has also increased demand for a shrinking supply of lower-rated, higher-yielding paper. Combined with the improvement in credit quality generally, the net effect has been to push credit spreads to historically low levels.


SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3


                        FLORIDA MUNICIPAL MONEY MARKET

                       7-DAY           7-DAY                         7-DAY TAX-EQUIVALENT YIELDS
                      CURRENT        EFFECTIVE          28%              31%             36%              39.6%
                       YIELD           YIELD        Tax Bracket      Tax Bracket     Tax Bracket       Tax Bracket
----------------------------------------------------------------------------------------------------------------------
YIELDS AS OF
NOVEMBER 30, 1997

Florida Municipal
Money Market           3.55%           3.61%           4.93%            5.14%           5.55%             5.88%


                                                                         AVERAGE ANNUAL RETURNS
                                     6 MONTHS          1 YEAR          3 YEARS       LIFE OF
FUND(1)
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF
NOVEMBER 30, 1997(2)

Florida Municipal Money Market ....... 1.66%           3.42%           3.72%         3.63%

Average Other States Tax-Exempt
   Money Market Fund(3) .............. 1.63%           3.22%           3.32%         3.23%(4)

Fund's Ranking Among Other States
Tax-Exempt Money Market Funds(3) .....  --          7 out of 33     1 out of 26     1 out of 17(4)

----------

(1)  Inception date was April 11, 1994.

(2)  Returns for periods less than one year are not annualized.

(3)  According to Lipper Analytical Services.

(4) Returns from 4/30/94, the date nearest the fund's inception for which data are available.

See pages 24-25 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE
                                11/30/97         5/31/97
Number of Securities               41              50
Weighted Average Maturity        64 days         48 days
Expense Ratio                   0.53%(1)        0.12%(2)

(1)  Annualized.

(2) Until December 31, 1996, the fund's management fees were waived by Benham Management Corporation (BMC). As of January 1, 1997, management fees were phased in at a rate of 0.10% each month until a rate of 0.61% was reached. Had fees not been waived, returns would have been lower.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Past performance is no guarantee of future results.


4      FLORIDA MUNICIPAL MONEY MARKET         AMERICAN CENTURY INVESTMENTS


                        FLORIDA MUNICIPAL MONEY MARKET

MANAGEMENT Q & A

    An interview with Bryan Karcher, a portfolio manager on the Florida Municipal Money Market fund investment team.

HOW DID THE FUND PERFORM?

    The fund continued to provide a higher level of tax-free income than the average state tax-exempt money market fund. For the six months ended November 30, 1997, the fund had a total return of 1.66%, compared with the 1.63% average return of the 33 "State Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID YOU POSITION THE FUND DURING THE PERIOD?

    Finding longer-maturity, higher-yielding securities was difficult because short-term securities had almost the same yields as longer-term securities for much of the period. Inflation remained under control, and the likelihood that the Federal Reserve would raise interest rates diminished. That caused the yield curve between three months and one year to flatten--the yields on one-year Treasury notes dropped, bringing the spread between three-month and one-year Treasurys to 25 basis points, or 0.25%.

    As a result, we allowed the fund's average maturity to shorten to around 30 days in September, rather than purchase one-year notes that we felt weren't offering sufficiently higher yields than shorter-term securities. However, one-year notes began to look more attractive in October and November, so we extended the fund's average maturity out beyond 60 days.

HOW DO YOU DECIDE WHEN A ONE-YEAR SECURITY IS A GOOD BUY?

    First, we look at how much additional yield we anticipate one-year securities will offer versus weekly variable-rate notes (floaters), given our outlook for interest rates. That helps us determine if we're being compensated with enough additional yield to justify extending the fund's average maturity. Second, we look at the relative value of one-year municipal securities as a percentage of Treasurys. This provides a second measure of the attractiveness of one-year municipal paper. We know one-year paper is more likely to be a good value when both of these indicators are positive, as they were in October and November.

THE FUND'S MANAGEMENT FEE WAS LOWERED DURING THE PERIOD. HOW WILL THAT AFFECT THE FUND?

    We lowered the fund's expenses on August 1, 1997, from 61 to 50 basis points (from 0.61% to 0.50%), which puts us among the lowest-cost Florida money market funds. The new, lower expenses directly benefit shareholders because we're delivering the same strong performance, but at a lower cost. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/97)
VRDNs                      67%
Bonds less than 1 Year     12%
Commercial Paper            5%
Municipal Notes             4%
Other                      12%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 5/31/97)
VRDNs             63%
Bonds
 Less Than 1 Year 18%
Commercial Paper  16%
Municipal Notes   3%


SEMIANNUAL REPORT                   FLORIDA MUNICIPAL MONEY MARKET        5


                        FLORIDA MUNICIPAL MONEY MARKET

HOW DO JAPANESE BANKS AFFECT THE FUND'S PORTFOLIO?

    Many  municipal  money  market  securities  are  backed by letters of credit
(LOCs) issued by banks, including Japanese banks. Over the last several years, the Japanese banking system has suffered from a lengthy domestic recession and non-performing real estate loans.

    Consistent with our strict municipal credit criteria, over the last year we reduced the number of Japanese banks whose obligations we approve for purchase. As of December, Bank of Tokyo/Mitsubishi was the only Japanese bank whose securities we continued to hold. We anticipate that we will no longer have any Japanese bank exposure after February 1998.

    Currently, the only securities backed by Japanese banks that we hold have maturities of 7 days or less. That means we can get out of these securities quickly if our credit outlook for Japanese banks should change. In addition, we've established credit standards that prevent the fund from holding more than 5% of its assets in securities guaranteed by Japanese banks.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES GOING FORWARD?

    We think the outlook for interest rates is relatively stable. The economy is fairly strong, but inflation remains low, so we don't see a strong call for Fed action on interest rates either way in the near future. However, supply and demand factors in the municipal money market seem to argue for lower yields after year's end. The first quarter tends to bring lower yields because there are many buyers in the market at a time when there is little new issuance. As a result, yields for tax-free money market funds tend to drop, particularly in January.

HOW WILL YOU MANAGE THE FUND OVER THE NEXT SIX MONTHS?

    We'll continue to use a value-oriented approach to security selection, monitoring the relative values of one-year notes and shorter-term securities. We also anticipate large cash inflows in December from investors eager to reduce their exposure to Florida's intangibles tax. We typically put that new money to work in daily or weekly floaters. We buy floaters, which mature quickly and are relatively easy to buy and sell, because a lot of that money flows back out of the fund in January.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/97)
SP1+              76%
SP1               24%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
SP1+              75%
SP1               25%


6      FLORIDA MUNICIPAL MONEY MARKET         AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        FLORIDA MUNICIPAL MONEY MARKET

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES

                $1,000,000  Alachua County Industrial
                                Development Rev., (Florida Rock
                                Industries Income Project),
                                VRDN, 4.00%, 12/4/97 (LOC:
                                Bank of America N.T. & S.A.)           $  1,000,000

                   550,000  Broward County Housing Finance
                                Auth. Multi-Family Housing Rev.,
                                Series 1990 A, (Palm Aire
                                Oxford), VRDN, 4.20%, 12/3/97
                                (SBBPA: Continental Casualty Co.)           550,000

                 3,250,000  Broward County Housing Finance
                                Auth. Single-Family Mortgage
                                Rev., Series 1997 B, 4.05%,
                                4/1/98 (GIC: GE Capital
                                Corporation)                              3,250,000

                 1,270,000  Broward County Industrial
                                Development Rev., (Fast Real
                                Estate Partners),  VRDN, 4.05%,
                                12/3/97 (LOC: Suntrust Bank
                                South Florida, N.A.)                      1,270,000

                 2,500,000  Broward County Industrial Development Rev.,
                                (HEICO), VRDN, 4.05%, 12/3/97 (LOC:
                                Suntrust Bank South Florida, N.A.)        2,500,000

                 2,420,000  Broward County Industrial
                                Development Rev., (MDR Fitness
                                Project), VRDN, 4.05%, 12/3/97
                                (LOC: Suntrust Bank, Miami, N.A.)         2,420,000

                 3,000,000  Broward County School District
                                Rev., Series 1997 C, 4.50%,
                                4/22/98                                   3,006,396

                 2,745,000  Collier County Housing Finance
                                Auth. Multi-Family Rev., (Saxon
                                Manor Isles Project), VRDN,
                                3.85%, 12/3/97 (LOC: PNC
                                Bank, Kentucky Inc.)                      2,745,000

                 1,860,000  Coral Springs Industrial
                                Development Rev., (Royal
                                Plastics Group Project), VRDN,
                                4.05%, 12/3/97 (LOC: Suntrust
                                Bank South Florida, N.A.)                 1,860,000

                 3,000,000  Dade County Housing Finance
                                Auth. Single-Family Rev., Series
                                1997 C, 4.05%, 10/16/98
                                (GIC: FGIC)                               3,000,000


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $4,495,000  Dade County Industrial
                                Development Auth. Rev., (IVAX
                                Labs), VRDN, 4.30%, 12/3/97
                                (LOC: Bank of Tokyo-Mitsubishi,
                                Ltd.)                                  $  4,495,000

                 1,000,000  Dade County Industrial
                                Development Auth. Rev.,
                                (Stephen M. Greene), VRDN,
                                4.15%, 12/3/97 (LOC: Suntrust
                                Bank, Miami, N.A.)                        1,000,000

                 3,295,000  Dade County Special Obligation Capital Asset
                                Acquisition Rev., VRDN, 4.30%, 12/3/97 (LOC:
                                Sanwa Bank Ltd.)                          3,295,000

                 1,965,000  Escambia County Housing Finance
                                Auth. Single-Family Mortgage
                                Rev., VRDN, 4.10%, 12/4/97
                                (SBBPA: Merrill Lynch & Co. Inc.)         1,965,000

                 2,125,000  Florida Board of Education
                                Capital Outlay GO, 6.60%,
                                6/1/98                                    2,154,306

                   500,000  Florida Board of Education Capital Outlay GO,
                                Series 1995 B, 5.625%,
                                6/1/98                                      504,039

                 2,720,000  Florida Department of Transportation
                                GO, Series 1997 A, 6.40%,
                                7/1/98                                    2,760,387

                 4,650,000  Florida Housing Finance Agency Rev., (Ashley
                                Lakes Project), VRDN, 3.95%, 12/3/97 (LOC:
                                Barclays Bank PLC)                        4,650,000

                 1,200,000  Florida Housing Finance Agency
                                Rev., (Belville-Oxford), VRDN,
                                4.20%, 12/3/97 (SBBPA:
                                Continental Casualty Co.)                 1,200,000

                 4,500,000  Florida Housing Finance Agency Rev., (Caribbean
                                Key), VRDN, 4.00%, 12/3/97 (LOC:
                                KeyBank, N.A.)                            4,500,000

                 3,800,000  Florida Housing Finance Agency
                                Rev., (Country Club Apartments),
                                VRDN, 4.10%, 12/1/97 (LOC:
                                Northern Trust Corp.)                     3,800,000

                 2,500,000  Florida Housing Finance Agency Rev., (Heron Park
                                Project), VRDN, 3.95%, 12/3/97 (LOC:
                                NationsBank N.A.)                         2,500,000

See Notes to Financial Statements


SEMIANNUAL REPORT                   FLORIDA MUNICIPAL MONEY MARKET        7


                            SCHEDULE OF INVESTMENTS
                        FLORIDA MUNICIPAL MONEY MARKET

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $2,000,000  Florida Housing Finance Agency
                                Rev., (Tiffany Club), VRDN,
                                4.00%, 12/3/97 (LOC:
                                NationsBank N.A.)                      $  2,000,000

                 2,200,000  Hillsborough County Aviation Auth.
                                Rev. Commercial Paper, 3.70%,
                                12/16/97 (LOC: National
                                Westminster Bank PLC)                     2,200,000

                 2,000,000  Indian River County Hospital
                                Commercial Paper, 3.70%,
                                12/16/97 (LOC: Kredietbank
                                N.V.)                                     2,000,000

                   950,000  Indian River County Industrial
                                Development Rev., (Florida
                                Convales), VRDN, 4.00%,
                                12/1/97 (LOC: Toronto
                                Dominion Bank)                              950,000

                 2,000,000  Jacksonville Electric Auth. Rev.,
                                Series 1997 B, 4.00%,
                                10/1/98                                   2,002,549

                   895,000  Jacksonville Health Facilities Auth.
                                Hospital Rev., Series 1997 A,
                                3.75%, 8/15/98 (MBIA)                       895,000

                 1,000,000  Lake County Sales Tax Rev.,
                                5.125%, 12/1/98 (FGIC)                    1,012,370

                   500,000  Marion County Housing Finance Auth.
                                Multi-Family Rev., (Summer Trace
                                Apartments), VRDN, 3.90%,
                                12/4/97 (LOC: Suntrust Bank,
                                Atlanta, GA)                                500,000

                   810,000  Martin County Industrial
                                Development Auth. Rev., (R.F.
                                Labs, Inc.), VRDN, 4.05%,
                                12/3/97 (LOC: Suntrust Bank
                                Central Florida, N.A.)                      810,000

                   300,000  Martin County Industrial
                                Development Auth. Rev., (Tampa
                                Farm Service, Inc.), VRDN, 4.05%,
                                12/3/97 (LOC: Suntrust Bank
                                Central Florida, N.A.)                      300,000

                   200,000  Ocean Highway and Port Auth.
                                Rev., (1993 Remarketing),
                                VRDN, 3.85%, 12/3/97
                                (LOC: ABN Amro Bank, N.A.)                  200,000

                 1,900,000  Ocean Highway and Port Auth.
                                Rev., (1995 Remarketing), VRDN,
                                3.85%, 12/3/97 (LOC: ABN
                                Amro Bank, N.A.)                          1,900,000


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $1,000,000  Orange County Health Facility Auth.
                                Rev., (Adventist Health System),
                                VRDN, 3.90%, 12/4/97 (LOC:
                                Rabobank)                              $  1,000,000

                 1,000,000  Pinellas County Industrial
                                Development Rev., (Better
                                Business Forms, Inc.), VRDN,
                                4.05%, 12/3/97 (LOC: Suntrust
                                Bank, Tampa Bay)                          1,000,000

                 2,100,000  Pinellas County Industrial Development Rev.,
                                (Hunter Douglas Project), VRDN, 4.05%, 12/3/97
                                (LOC: ABN Amro
                                Bank N.V.)                                2,100,000

                 1,960,000  Putnam County Development Auth.
                                Pollution Control Rev., (Seminole
                                Electric), 3.70%, 3/15/98
                                (National Rural Utilities
                                Cooperative Finance Corp.)                1,960,000

                 1,000,000  Sarasota County Utility System
                                Rev., Series 1996 A, 5.00%,
                                10/1/98 (FGIC)                            1,009,451

                   825,000  Volusia County Housing Finance
                                Auth. Multi-Family Housing Rev.,
                                Series 1985 H, (Sunpointe
                                Apartments), VRDN, 4.00%,
                                12/2/97 (LOC: Key Bank, N.A.)               825,000

                   700,000  Volusia County Industrial
                                Development Auth. Rev.,
                                (Daytona Plastix Inc.), VRDN,
                                4.05%, 12/3/97 (LOC: Suntrust
                                Bank Central Florida, N.A.)                 700,000
                                                                   ---------------------

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $77,789,498
                                                                   =====================


NOTES TO SCHEDULE OF INVESTMENTS

FGIC = Financial Guaranty Insurance Co.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Company

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1997.

See Notes to Financial Statements


8      FLORIDA MUNICIPAL MONEY MARKET         AMERICAN CENTURY INVESTMENTS


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL


                                       30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                         SEC             28%              31%             36%              39.6%
                                        YIELD        Tax Bracket      Tax Bracket     Tax Bracket  Tax Bracket
-----------------------------------------------------------------------------------------------------------------------
YIELDS AS OF NOVEMBER 30, 1997

Florida Intermediate-Term Municipal     4.02%           5.58%            5.83%           6.28%             6.66%

                                                                                         AVERAGE ANNUAL RETURNS
                                                      6 MONTHS          1 YEAR          3 YEARS       LIFE OF
FUND(1)
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1997(2)

Florida Intermediate-Term Municipal ..................  4.73%           6.78%           8.51%         6.85%

Lehman 5-Year General Obligation Index ...............  4.04%           5.38%           7.53%         6.25%(3)

Average Florida Intermediate
Municipal Debt Fund(4) ...............................  4.10%           5.28%           7.77%         6.01%(3)

Fund's Ranking Among Florida Intermediate
Municipal Debt Funds(4) ..............................   --          1 out of 20     3 out of 16     2 out of 13(3)

(1)  Inception date was April 11, 1994.

(2)  Returns for periods less than one year are not annualized.

(3) Returns from 4/30/94, the date nearest the fund's inception for which data are available.

(4)  According to Lipper Analytical Services.

See pages 24-25 for more information about returns and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 4/30/94*

                         Value on 11/30/97
                 Florida
             Intermediate-Term         Lehman 5-Year
                Municipal                GO Index
                 $10,000                 $10,000
May-94           $10,093                 $10,056
Jun-94           $10,054                 $10,033
Jul-94           $10,195                 $10,142
Aug-94           $10,252                 $10,191
Sep-94           $10,173                 $10,114
Oct-94           $10,045                 $10,058
Nov-94           $9,876                  $9,993
Dec-94           $10,032                 $10,081
Jan-95           $10,212                 $10,178
Feb-95           $10,471                 $10,326
Mar-95           $10,539                 $10,490
Apr-95           $10,592                 $10,518
May-95           $10,830                 $10,749
Jun-95           $10,811                 $10,757
Jul-95           $10,930                 $10,908
Aug-95           $11,021                 $11,018
Sep-95           $11,069                 $11,051
Oct-95           $11,195                 $11,097
Nov-95           $11,297                 $11,192
Dec-95           $11,386                 $11,253
Jan-96           $11,513                 $11,387
Feb-96           $11,481                 $11,349
Mar-96           $11,328                 $11,288
Apr-96           $11,310                 $11,271
May-96           $11,300                 $11,258
Jun-96           $11,351                 $11,338
Jul-96           $11,477                 $11,413
Aug-96           $11,476                 $11,436
Sep-96           $11,552                 $11,522
Oct-96           $11,663                 $11,629
Nov-96           $11,819                 $11,791
Dec-96           $11,802                 $11,774
Jan-97           $11,837                 $11,805
Feb-97           $11,936                 $11,889
Mar-97           $11,820                 $11,755
Apr-97           $11,865                 $11,814
May-97           $12,049                 $11,942
Jun-97           $12,195                 $12,048
Jul-97           $12,448                 $12,266
Aug-97           $12,365                 $12,201
Sep-97           $12,504                 $12,310
Oct-97           $12,562                 $12,386
Nov-97           $12,619                 $12,425

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not. However, the fund's expenses were waived through December 31, 1995. Had these fees not been waived, returns for those periods would have been lower.

* 4/30/94 is the date nearest the fund's inception for which comparable performance data exist. The fund's actual inception date is 4/11/94.


PORTFOLIO AT A GLANCE
                               11/30/97            5/31/97
Number of Securities              33                 34
Weighted Average Maturity      7.9 years          7.8 years
Average Duration               5.4 years          5.4 years
Expense Ratio                   0.57%*              0.65%

* Annualized.


SEMIANNUAL REPORT               FLORIDA INTERMEDIATE-TERM MUNICIPAL       9


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

MANAGEMENT Q & A

    An interview with Dave MacEwen and Ken Salinger, portfolio managers on the Florida Municipal funds investment team.

HOW DID THE FUND PERFORM?

    The fund strongly outperformed both its Lipper peer group and its benchmark. For the six months ended November 30, 1997, the fund's total return was 4.73%, compared with the 4.10% return of the average Florida intermediate municipal fund and the benchmark's 4.04% return. According to Lipper Analytical Services, the fund ranked #1 out of 20 "Florida Intermediate Municipal Funds" for the year ended November 30. (See the total returns table on the previous page for other fund performance comparisons.)

    The fund also provided shareholders with higher-than-average yields. The fund's 30-day SEC yield as of November 30 was 4.02%, compared with the 3.81% yield of the average Florida intermediate fund.

WHY DID THE FUND PERFORM SO WELL?

    One reason was our conservative, value-oriented approach to security selection--our credit research staff helped us find many undervalued securities that subsequently appreciated.

    Another reason the fund performed well was its below-average expenses. The new unified fee structure shareholders approved in July 1997 lowered the management fee for this fund to well below the expense ratio for the average Florida intermediate municipal fund. That directly benefits shareholders because we're delivering the same strong performance, but at a lower cost. And other things being equal, lower expenses mean higher yields and returns for our shareholders.

HOW WAS THE PORTFOLIO'S DURATION POSITIONED VERSUS THE FUND'S PEER GROUP?

    We kept the fund's duration at around 5.5 years, slightly longer than that of its Lipper peer group average, which helped enhance the fund's returns.
(Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price tends to rise or fall when rates change.) When inflation remained benign and the possibility of a short-term interest rate increase by the Federal Reserve evaporated, we lengthened the fund's duration, extending it as far as 5.75 years. This benefited performance because interest rates fell overall.

[bar graph - data below]

FLORIDA INTERMEDIATE-TERM MUNICIPAL'S
ONE-YEAR RETURNS SINCE INCEPTION (Periods ended November 30)

               Florida
           Intermediate-Term        Lehman 5-Year
              Municipal              GO Index
11/94*          -1.24%                -0.07%
11/95           14.39%                11.99%
11/96            4.61%                 5.36%
11/97            6.78%                 5.38%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's expenses were waived through December 31, 1995. Had these fees not been waived, returns for those periods would have been less. The fund's total returns for the 1996 and 1997 fiscal years include operating expenses, while the comparative index's returns do not. See page 24 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Return from 4/30/94 (the date nearest the fund's inception for which index data are available) to 11/30/94.


10      FLORIDA INTERMEDIATE-TERM MUNICIPAL    AMERICAN CENTURY INVESTMENTS


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

HOW DID YOU STRUCTURE THE FUND'S PORTFOLIO?

    We used a fairly bulleted structure as the period began, because we expected the municipal yield curve to move from flat to steep. (The yield curve steepens when long-term interest rates rise faster than short-term rates, or when short-term rates fall faster than long-term rates, which happened during the summer.) To attain this bulleted structure, we chose more intermediate bonds with six- to seven-year maturities, which were close to the fund's average maturity. As short-term interest rates fell during the summer, our intermediate securities appreciated more than longer-term securities, which remained fairly stable.

    However, as inflation stayed low, longer-term interest rates also began to fall, causing the yield curve to flatten (long-term rates fell faster than short-term rates). Responding to this shift in market sentiment, we moved the fund to a more barbelled position by switching its emphasis on intermediate securities to short and long securities. This change allowed the fund to take advantage of the flattening yield curve as intermediate municipals were outperformed by longer ones. (When long-term interest rates are falling, long bonds tend to produce more price appreciation than intermediate securities, while the fund's shorter securities provide a relatively steady yield.)

DID YOU CONTINUE USING SWAP TRADES TO ENHANCE THE FUND'S PERFORMANCE ?

    Yes, swaps played a significant role. In a typical swap trade, we exchange one of the fund's securities with a broker for one of their securities that we believe is undervalued. As mentioned in the previous report, we believe swap trades are an excellent way to add value to the fund. These trades allow us to take advantage of occasional market inefficiencies and to quickly adjust the fund's structure.

    During the third quarter in particular, we made many profitable swaps, partly due to unusually high levels of municipal issuance. By the fourth quarter, however, the number of swaps decreased because new municipal issuance began to dry up.

YOU INCREASED THE PERCENTAGE OF SECURITIES RATED AAA IN THE FUND DURING THE PERIOD, WHILE DECREASING THE AMOUNT OF SECURITIES RATED AA. WHY?

    We were able to improve the fund's credit quality significantly while sacrificing very little yield. That's because Florida's credit quality continued to improve, and the difference in yield between AAA and AA securities decreased. As a result, we tended to buy more AAA securities, but didn't give up much yield.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/97)
Revenue Bonds            76%
Land-Secured             16%
GO                       7%
Prerefunded/ETM          1%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 5/31/97)
Revenue Bonds            61%
Land-Secured             15%
GO                       13%
COPs/Leases              8%
Prerefunded/ETM          1%
Other                    2%


SEMIANNUAL REPORT               FLORIDA INTERMEDIATE-TERM MUNICIPAL       11


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET OVER THE NEXT SIX MONTHS?

    We have a positive outlook. Inflation remains tame, having risen at an annualized rate of only 1.8% for the first 11 months of 1997. "Real" interest rates (nominal interest rates minus the inflation rate) are at relatively high levels that should inhibit inflation and economic growth from reaching unmanageable levels. In addition, strong productivity gains should continue to offset wage gains in the near future.

    Economic turmoil in Asia also means a reduced chance for inflation in the U.S. Slower growth overseas could take the edge off U.S. economic growth because it means slower business for U.S. exporters. And a strong U.S. dollar and weak Asian currencies mean Americans will be able to buy imported goods at reduced prices, putting price pressure on American products.

    The shrinking federal budget deficit also boosts the Treasury market by reducing the supply of available Treasury securities. Higher Treasury prices help make municipal securities a better relative value, which supports municipals by attracting more buyers.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    For now, we'll likely keep the fund's duration neutral to slightly long compared with its Lipper peer group.

    We'll continue to work closely with our credit research team as part of our conservative, value-oriented approach to security selection. We'll also keep an eye out for attractive swap-trade opportunities. We will also continue to monitor the municipal yield curve closely, looking for opportunities to enhance returns by restructuring the fund to benefit from changing market conditions.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/97)
AAA               81%
AA                19%


PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
AAA               63%
AA                37%


12      FLORIDA INTERMEDIATE-TERM MUNICIPAL    AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

MUNICIPAL SECURITIES

                $  300,000  Boca Raton Water and Sewer
                                Rev., 6.40%, 10/1/02                  $     312,258

                   300,000  Broward County School District
                                GO, 6.75%, 2/15/00(1)                       315,192

                 1,000,000  Dade County Aviation Rev., Series
                                1997 A, (Miami International
                                Airport), 5.50%, 10/1/02 (FSA)            1,047,660

                   500,000  Dade County Aviation Rev., Series
                                1995 E, 5.50%, 10/1/10
                                (AMBAC)                                     525,560

                 1,000,000  Dade County Housing Finance
                                Auth. Single-Family Mortgage
                                Rev., Series 1997 C, 4.05%,
                                10/16/98 (FGIC)                           1,000,080

                   500,000  Duval County School District GO,
                                6.25%, 8/1/05 (AMBAC)                       546,600

                   500,000  East County Water Control District
                                Rev., 5.375%, 11/1/01 (Asset
                                Guaranty)                                   519,295

                   300,000  Escambia County Housing Finance
                                Auth. Single-Family Mortgage
                                Rev., 6.00%, 4/1/02
                                (GNMA/FNMA)                                 310,314

                   350,000  Florida Housing Finance Agency
                                Multi-Family Housing Rev.,
                                5.35%, 6/1/00                               354,904

                   450,000  Florida Housing Finance Agency
                                Rev., (Williamsburg Village
                                Apartments), 5.60%, 12/1/07
                                (AMBAC)                                     471,780

                   500,000  Florida Housing Finance Agency
                                Rev., (Windwood), 5.65%,
                                12/1/07 (AXA Insurance)                     518,225

                   350,000  Gainesville Utilities System Rev.,
                                Series 1996 A, 5.75%, 10/1/09               384,395

                   800,000  Hillsborough County Aviation Auth.
                                Rev., Series 1997 A, (Tampa
                                International Airport), 5.00%,
                                10/1/05 (AMBAC)                             818,968

                   400,000  Hillsborough County Port District
                                Special Rev., 6.50%, 6/1/04
                                (FSA)                                       446,372


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $  400,000  Indian Trace Community
                                Development District Water
                                Management Special Benefit
                                Assessment, Series 1995 A,
                                5.25%, 5/1/03 (MBIA)                  $     418,592

                   750,000  Indian Trace Community
                                Development District Water
                                Management Special Benefit
                                Assessment, 5.00%, 5/1/10
                                (MBIA)                                      756,473

                   480,000  Jacksonville Electric Auth. Rev., (St.
                                John's River Power Project),
                                6.00%, 10/1/05                              529,766

                   500,000  Jacksonville Electric Auth. Rev.,
                                Series 1995 6-C, (St. John's
                                River Power Project), 6.50%,
                                10/1/01                                     539,160

                 1,250,000  Jacksonville Excise Tax Rev.,
                                5.20%, 10/1/04 (FGIC)                     1,295,487

                 1,000,000  Lee County Rev., Series 1997 A,
                                5.75%, 10/1/11 (MBIA)                     1,093,070

                 1,000,000  Miami Beach Parking Rev., 5.00%,
                                9/1/10 (FSA)                              1,007,380

                   550,000  Orange County Health Facilities
                                Auth. Rev., Series 1996 A,
                                6.00%, 10/1/04 (MBIA)                       602,828

                   450,000  Orlando and Orange County
                                Expressway Auth. Rev., 6.50%,
                                7/1/11 (FGIC)                               524,723

                   500,000  Orlando Utility Commission Water
                                and Electric Rev., 5.70%,
                                10/1/04                                     539,235

                   300,000  Pensacola Airport Rev., Series
                                1998 A, 6.00%, 10/1/01
                                (MBIA)(2)                                   314,235

                   500,000  Pensacola Airport Rev., Series
                                1997 B, 5.40%, 10/1/07
                                (MBIA)                                      527,695

                 1,000,000  Polk County Housing Finance
                                Auth. Multi-Family Housing Rev.,
                                Series 1997 A, (Winter Oaks
                                Apartments), 5.25%, 7/1/07
                                (FNMA)                                    1,025,670

                   200,000  Reedy Creek Improvement District
                                Utility Rev., Series 1991-1,
                                6.25%, 10/1/01, Prerefunded
                                at 101% of Par (MBIA)(3)                    216,356

See Notes to Financial Statements


SEMIANNUAL REPORT               FLORIDA INTERMEDIATE-TERM MUNICIPAL       13


                            SCHEDULE OF INVESTMENTS
                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $1,675,000  Reedy Creek Improvement District
                                Utility Rev., Series 1, 5.50%,
                                10/1/05 (AMBAC)                        $  1,794,829

                   400,000  St. Cloud Utility Rev., 6.40%,
                                8/1/06 (MBIA)                               433,804

                   175,000  Tampa Palms Community
                                Development Special
                                Assessment Rev., 4.90%,
                                5/1/99 (MBIA)                               177,179

                 1,000,000  Tampa Sports Auth. Rev., 4.50%,
                                1/1/99 (MBIA)                             1,007,300

                   500,000  Volusia County School District GO,
                                6.20%, 8/1/03 (FGIC)                        539,780
                                                                   ---------------------

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $20,915,165
                                                                   =====================
   (Cost $20,298,804)


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Company

(1) Denotes security which has been segregated at the custodian bank for a when-issued security.

(2)  When-issued security.

(3)  Escrowed to maturity in U.S. Government securities.

See Notes to Financial Statements


14      FLORIDA INTERMEDIATE-TERM MUNICIPAL    AMERICAN CENTURY INVESTMENTS


                     STATEMENTS OF ASSETS AND LIABILITIES

                                          FLORIDA            FLORIDA
                                         MUNICIPAL       INTERMEDIATE-TERM
NOVEMBER 30, 1997 (UNAUDITED)           MONEY MARKET         MUNICIPAL

ASSETS

Investment securities, at value
  (amortized cost and identified
  cost of $20,298,804,
  respectively) (Note 3) ............... $77,789,498         $20,915,165

Cash ...................................   2,074,228           25,552

Investment in affiliated money
  market fund (Note 2) .................      --               502,834

Interest receivable ....................   598,961             294,478
                                       --------------      -------------
                                          80,462,687         21,738,029
                                       --------------      -------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ..................    29,659             12,934

Payable for investments purchased ......      --              1,115,078

Payable for capital shares redeemed ....    7,615              12,163

Dividends payable ......................    17,156              5,335

Accrued management fees (Note 2) .......    42,812              8,457
                                       --------------      -------------
                                            97,242            1,153,967
                                       --------------      -------------
Net Assets ............................. $80,365,445         $20,584,062
                                       ==============      =============
CAPITAL SHARES

Outstanding (Unlimited number of
  shares authorized) ...................  80,365,445          1,942,597
                                       ==============      =============
Net Asset Value Per Share ..............    $1.00              $10.60
                                       ==============      =============
NET ASSETS CONSIST OF:

Capital paid in ........................ $80,365,445         $19,651,730

Accumulated undistributed net
  realized gain on investments .........      --               315,971

Net unrealized appreciation
  on investments (Note 3) ..............      --               616,361
                                       --------------      -------------
                                         $80,365,445         $20,584,062
                                       ==============      =============
See Notes to Financial Statements


SEMIANNUAL REPORT              STATEMENTS OF ASSETS AND LIABILITIES       15


                           STATEMENTS OF OPERATIONS

                                          FLORIDA            FLORIDA
FOR THE SIX MONTHS ENDED                  MUNICIPAL       INTERMEDIATE-TERM
NOVEMBER 30, 1997 (UNAUDITED)           MONEY MARKET         MUNICIPAL

INVESTMENT INCOME

Income:

Interest ...............................  $1,715,869         $   576,555
                                       --------------      -------------
Expenses (Note 2):

Investment advisory fees ...............   211,738             57,455

Administrative fees ....................    15,789              3,851

Printing and postage ...................    11,787              5,724

Transfer agency fees ...................    6,746               1,484

Auditing and legal fees ................    3,836                677

Custodian fees .........................    3,178               5,715

Trustees' fees and expenses ............    1,404               1,095

Organization costs .....................     219                 196

Other operating expenses ...............    2,272               1,947
                                       --------------      -------------
                                           256,969             78,144

Amount waived ..........................   (17,730)           (10,329)
                                       --------------      -------------
  Net expenses .........................   239,239             67,815
                                       --------------      -------------
Net investment income ..................  1,476,630            508,740
                                       --------------      -------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments .......      --               264,519

Change in net unrealized
  appreciation on investments ..........      --               309,053
                                       --------------      -------------
Net realized and unrealized
gain on investments ....................      --               573,572
                                       --------------      -------------
Net Increase in Net Assets
Resulting from Operations ..............  $1,476,630         $1,082,312
                                       ==============      =============
See Notes to Financial Statements


16      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED NOVEMBER 30, 1997 (UNAUDITED) AND YEAR ENDED MAY 31, 1997

                                              FLORIDA MUNICIPAL                FLORIDA INTERMEDIATE-TERM
                                                 MONEY MARKET                           MUNICIPAL

Increase (Decrease) in Net Assets     November 30,          May 31,          November 30,         May 31,
                                          1997               1997                1997              1997
-------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income ..........     $   1,476,630      $   4,590,342      $     508,740      $     512,380

Net realized gain on investments              --                 --              264,519             51,857

Change in net unrealized
  appreciation on investments ..              --                 --              309,053            177,601
                                     -------------      -------------      -------------      -------------
Net increase in net assets
   resulting from operations ...         1,476,630          4,590,342          1,082,312            741,838
                                     -------------      -------------      -------------      -------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income .....        (1,476,630)        (4,590,342)          (508,740)          (512,380)

From net realized gains on
  investment transactions ......              --                 --                 --              (39,475)
                                     -------------      -------------      -------------      -------------
Decrease in net assets
  from distributions ...........        (1,476,630)        (4,590,342)          (508,740)          (551,855)
                                     -------------      -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ......        49,163,958        211,673,148         10,823,384         14,609,503

Proceeds from reinvestment
  of distributions .............         1,380,332          4,249,244            437,614            409,403

Payments for shares redeemed ...       (82,308,046)      (203,786,255)        (7,763,123)        (9,015,107)
                                     -------------      -------------      -------------      -------------
Net increase (decrease) in net
  assets from capital share
  transactions .................       (31,763,756)        12,136,137          3,497,875          6,003,799
                                     -------------      -------------      -------------      -------------
Net increase (decrease) in
  net assets ...................       (31,763,756)        12,136,137          4,071,447          6,193,782

NET ASSETS

Beginning of period ............       112,129,201         99,993,064         16,512,615         10,318,833
                                     -------------      -------------      -------------      -------------
End of period ..................     $  80,365,445      $ 112,129,201      $  20,584,062      $  16,512,615
                                     =============      =============      =============      =============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ...........................        49,163,958        211,673,148          1,040,203          1,420,596

Issued in reinvestment
  of distributions .............         1,380,332          4,249,244             41,498             39,811

Redeemed .......................       (82,308,046)      (203,786,255)          (736,772)          (876,033)
                                     -------------      -------------      -------------      -------------
Net increase (decrease) ........       (31,763,756)        12,136,137            344,929            584,374
                                     =============      =============      =============      =============

See Notes to Financial Statements


SEMIANNUAL REPORT               STATEMENTS OF CHANGES IN NET ASSETS       17


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Florida Municipal Money Market Fund (Money Market Fund) and American Century - Benham Florida Intermediate-Term Municipal Fund (Intermediate-Term Fund) (the Funds) are two of the seven Funds issued by the Trust. The Funds are non-diversified under the 1940 Act. Their investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Funds invest primarily in municipal obligations with maturities based on each Fund's investment objective. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies relating to the Funds are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities held by the Money Market Fund are valued at amortized cost, which approximates current market value. Securities held by the Intermediate-Term Fund are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Intermediate-Term Fund are declared daily and distributed monthly. Distributions from net realized gains for the Intermediate-Term Fund are declared and paid annually. The Money Market Fund's distributions from net investment income are declared and credited daily and distributed monthly. The Money Market Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

    FUTURES CONTRACTS--The Intermediate-Term Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at November 30, 1997.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


18      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Funds approved a new management agreement with American Century Investment Management, Inc. (ACIM) on July 30, 1997, effective August 1, 1997, which replaced the existing contracts between the Funds and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Funds in exchange for one unified management fee. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Money Market Fund is included in the Money Market Fund Category and the Intermediate-Term Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for each Fund is as follows:

    Money Market Fund:
      0.2700% of the first $1 billion
      0.2270% of the next $1 billion
      0.1860% of the next $3 billion
      0.1690% of the next $5 billion
      0.1580% of the next $15 billion
      0.1575% of the next $25 billion
      0.1570% of the average daily net assets over $50 billion


    Intermediate-Term Fund:
      0.2800% of the first $1 billion
      0.2280% of the next $1 billion
      0.1980% of the next $3 billion
      0.1780% of the next $5 billion
      0.1650% of the next $15 billion
      0.1630% of the next $25 billion
      0.1625% of the average daily net assets over $50 billion

    The annualized Complex Fee schedule (for all Funds) is as follows:

      0.3100% of the first $2.5 billion
      0.3000% of the next $7.5 billion
      0.2985% of the next $15 billion
      0.2970% of the next $25 billion
      0.2960% of the next $50 billion
      0.2950% of the next $100 billion
      0.2940% of the next $100 billion
      0.2930% of the next $200 billion
      0.2920% of the next $250 billion
      0.2910% of the next $500 billion
      0.2900% of the average daily net assets over $1,250 billion

    Management fees of $136,918 and $40,258 were incurred under the new management agreement and are included in Investment Advisory Fees in the Statements of Operations for the Money Market Fund and the Intermediate-Term Fund, respectively. Expenses net of waiver, under the previous agreement for the two months ended July 31, 1997 were $102,321 and $27,557 for the Money Market Fund and the Intermediate-Term Fund, respectively. The annualized ratio of operating expenses to average net assets for the two months ended July 31, 1997 was 0.60% and 0.67% for the Money Market Fund and the Intermediate-Term Fund, respectively.

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, ACSC, and the registered broker dealer American Century Investment Services, Inc..

    As of November 30, 1997, the Intermediate-Term Fund had invested $502,834 in shares of the Money Market Fund. The terms of the transaction were identical to those with non-related entities except that, to avoid duplicative management fees, the Intermediate-Term Fund did not pay ACIM management fees with respect to assets invested in the Money Market Fund.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       19


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of municipal debt obligations for the Intermediate-Term Fund, excluding short-term investments, totaled $24,507,875 and $22,137,082, respectively.

    As of November 30, 1997, accumulated net unrealized appreciation for the Intermediate-Term Fund was $616,361, which consisted entirely of unrealized appreciation. The aggregate cost of investments for federal income tax purposes for the Money Market Fund and the Intermediate-Term Fund was the same as the cost for financial reporting purposes.


20      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                        FLORIDA MUNICIPAL MONEY MARKET

    For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                   1997(1)         1997            1996           1995          1994(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..............  $1.00          $1.00           $1.00          $1.00          $1.00
                                 ----------     ----------      ----------     ----------     ----------
Income From
  Investment Operations

  Net Investment Income ..........  0.02           0.03            0.04           0.04            --
                                 ----------     ----------      ----------     ----------     ----------
Distributions

  From Net Investment Income ..... (0.02)         (0.03)          (0.04)         (0.04)           --
                                 ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of Period ...  $1.00          $1.00           $1.00          $1.00          $1.00
                                 ==========     ==========      ==========     ==========     ==========
  Total Return(3) ................  1.66%          3.55%           3.86%          3.71%          0.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............0.53%(4)         0.12%           0.01%           --             --

Ratio of Operating Expenses
to AverageNet Assets
(Before Expense Waiver) ..........0.57%(4)         0.66%           0.71%          0.88%        1.58%(4)

Ratio of Net Investment
Income to Average Net Assets .....3.29%(4)         3.48%           3.75%          3.93%        2.99%(4)

Ratio of Net Investment
Income to Average Net Assets
(Before Expense Waiver) ..........3.25%(4)         2.94%           3.05%          3.05%        1.41%(4)

Net Assets, End
of Period (in thousands) ......... $80,365       $112,129         $99,993        $45,147        $5,565

----------

(1)  Six months ended November 30, 1997 (unaudited).

(2)  April 11, 1994 (inception) through May 31, 1994.

(3) Total return assumes reinvestment of dividends. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       21


                             FINANCIAL HIGHLIGHTS
                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

    For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                        1997(1)         1997            1996           1995          1994(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $10.34         $10.18          $10.30         $10.11         $10.00
                                      ----------     ----------      ----------     ----------     ----------
Income From Investment Operations

  Net Investment Income ..............   0.23           0.46            0.52           0.52           0.07

  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions .........   0.26           0.20           (0.08)          0.19           0.11
                                      ----------     ----------      ----------     ----------     ----------
  Total From Investment Operations ...   0.49           0.66            0.44           0.71           0.18
                                      ----------     ----------      ----------     ----------     ----------
Distributions

  From Net Investment Income .........  (0.23)         (0.46)          (0.52)         (0.52)         (0.07)

  From Net Realized Capital Gains ....    --           (0.04)          (0.04)           --             --
                                      ----------     ----------      ----------     ----------     ----------
  Total Distributions ................  (0.23)         (0.50)          (0.56)         (0.52)         (0.07)
                                      ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of Period .......  $10.60         $10.34          $10.18         $10.30         $10.11
                                      ==========     ==========      ==========     ==========     ==========
  Total Return(3) ....................   4.73%          6.63%           4.34%          7.31%          1.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................ 0.57%(4)         0.65%           0.13%           --             --

Ratio of Operating Expenses
to AverageNet Assets
(Before Expense Waiver) .............. 0.66%(4)         0.86%           0.88%          1.09%        1.92%(4)

Ratio of Net Investment
Income to Average Net Assets ......... 4.29%(4)         4.42%           5.05%          5.23%        5.02%(4)

Ratio of Net Investment Income
to Average Net Assets
(Before Expense Waiver) .............. 4.20%(4)         4.21%           4.30%          4.14%        3.10%(4)

Portfolio Turnover Rate ..............    98%            82%             66%            37%            6%

Net Assets, End
of Period (in thousands) .............  $20,584       $16,513          $10,319        $9,532         $5,892

----------

(1)  Six months ended November 30, 1997 (unaudited).

(2)  April 11, 1994 (inception) through May 31, 1994.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


22      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Trustees of Coopers & Lybrand LLP as independent auditors for the Trust.

                          MUNICIPAL          INTERMEDIATE-
                        MONEY MARKET         TERM MUNICIPAL

    For:                 62,589,478             1,026,612
    Against:             2,066,291               25,426
    Abstain:              580,265                 2,974


PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

                          MUNICIPAL           INTERMEDIATE-
                        MONEY MARKET         TERM MUNICIPAL

    For:                 60,994,259              998,927
    Against:             3,521,917               42,416
    Abstain:              719,858                13,669


PROPOSAL 3:

    To vote on the adoption of standardized investment limitations for the following items:

*  Amend the fundamental investment limitation concerning borrowing.

                          MUNICIPAL          INTERMEDIATE-
                        MONEY MARKET         TERM MUNICIPAL

    For:                 57,526,258              936,381
    Against:             6,829,959               89,880
    Abstain:              877,451                 6,770
    Broker
      Non-Vote:             2,366                21,981

*  Amend the fundamental investment limitation concerning lending.

                          MUNICIPAL           INTERMEDIATE-
                        MONEY MARKET         TERM MUNICIPAL

    For:                 58,616,129              936,381
    Against:             5,740,088               89,880
    Abstain:              877,451                 6,770
    Broker
      Non-Vote              2,366                21,981

*  Amend the fundamental investment limitation concerning underwriting.

                          MUNICIPAL          INTERMEDIATE-
                        MONEY MARKET         TERM MUNICIPAL

    For:                 58,616,129              936,381
    Against:             5,740,088               89,880
    Abstain:              877,451                 6,770
    Broker
      Non-Vote:             2,366                21,981

*  Amend the fundamental investment limitation concerning commodities.

                          MUNICIPAL           INTERMEDIATE-
                        MONEY MARKET         TERM MUNICIPAL

    For:                 58,506,138              931,282
    Against:             5,850,079               90,678
    Abstain:              877,451                11,071
    Broker
      Non-Vote:             2,366                21,981

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

                          MUNICIPAL           INTERMEDIATE-
                        MONEY MARKET         TERM MUNICIPAL

    For:                 58,605,974              932,080
    Against:             5,750,243               89,880
    Abstain:              877,451                11,071
    Broker
      Non-Vote:             2,366                21,981


SEMIANNUAL REPORT                              PROXY VOTING RESULTS       23


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    The FLORIDA MUNICIPAL FUNDS seek to provide interest income exempt from federal income taxes by investing at least 65% of their net assets in Florida municipal securities. Fund shares are intended to be exempt from the Florida intangibles tax.

    Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

    FLORIDA MUNICIPAL MONEY MARKET is a money market fund that seeks interest income exempt from federal income taxes by investing primarily in high-quality, short-term Florida municipal securities.

    Investments in Florida Municipal Money Market are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

    FLORIDA INTERMEDIATE-TERM MUNICIPAL is a variable-price bond fund that invests primarily in intermediate-term Florida municipal securities with maturities of four or more years. The fund maintains a weighted average maturity of 5-10 years.

COMPARATIVE INDICES

    The index listed below is used in the report to serve as a comparison for the performance of a fund. It is not an investment product available for purchase.

    The LEHMAN 5-YEAR MUNICIPAL GENERAL OBLIGATION INDEX is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the Florida Municipal funds are:

    OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS (Florida Municipal Money Market) --funds that invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

    FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS (Florida Intermediate-Term Municipal)--funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years.

INVESTMENT TEAM LEADERS

  Portfolio Managers           Bryan Karcher
                               Dave MacEwen
                               Ken Salinger

  Credit Research Manager      Steven Permut


24      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 21-22.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annualized percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


SEMIANNUAL REPORT                                          GLOSSARY       25

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION FUNDS DISTRIBUTOR, INC.


9801           [recycled logo]
SH-BKT-10687      Recycled

                                  SEMIANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               NOVEMBER 30, 1997

                                    BENHAM
                                     GROUP

                      Arizona Intermediate-Term Municipal

                               TABLE OF CONTENTS

Report Highlights .......................................................      1
Our Message to You ......................................................      2
Market Perspective ......................................................      3
Performance & Portfolio Information .....................................      4
Management Q & A ........................................................      5
Schedule of Investments .................................................      8
Statement of Assets and Liabilities .....................................     10
Statement of Operations .................................................     11
Statements of Changes in Net Assets .....................................     12
Notes to Financial Statements ...........................................     13
Financial Highlights ....................................................     15
Proxy Voting Results ....................................................     16
Background Information
           Investment Philosophy & Policies .............................     20
           Comparative Indices ..........................................     20
           Lipper Rankings ..............................................     20
           Investment Team Leaders ......................................     20
Glossary ................................................................     21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.


                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
      Arizona
  Intermediate-Term
     Municipal

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                         AMERICAN CENTURY INVESTMENTS

                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Municipal securities produced solid returns during the six months ended November 30, 1997.

* Despite lower yields overall, low unemployment and inflation fears sparked bond market volatility.

* Credit spreads fell to historically low levels because of improving credit quality and the increase in the number of municipal securities insured with a AAA rating.

MUNICIPAL CREDIT REVIEW

* Arizona continued to be one of the fastest-growing states during the second half of 1997.

* While the state's population rose, its overall unemployment rate fell to 5% by August.

*   Job growth was most impressive in the Phoenix and Tucson areas.

* A steady increase in taxable sales improved the state's budget, which led to improvement in overall municipal credit quality.

MANAGEMENT Q & A

* The fund's six-month return was slightly above the return of the average intermediate municipal fund and matched the return of its benchmark.

* We maintained a slightly longer duration than the fund's peers because of our expectations for lower interest rates.

* While we continue actively searching for bargains among lower-rated issues, the mainstay of the fund continues to be municipal securities rated AAA and AA.

* Going forward, we'll likely keep the fund's duration neutral to slightly long compared with the average of its peers.


     ARIZONA INTERMEDIATE-TERM MUNICIPAL

TOTAL RETURNS:              AS OF 11/30/97
      6 Months                      4.04%*
      1 Year                          5.02%

30-DAY SEC YIELD:                     4.01%

NET ASSETS:                  $36.0 million
      (AS OF 11/30/97)

INCEPTION DATE:                     4/11/94

TICKER SYMBOL:                        BEAMX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    The Benham Arizona Intermediate-Term Municipal fund performed well during the six months ended November 30, 1997, rewarding investors with better-than-average returns. Healthy economic growth in Arizona coupled with low inflation provided a favorable backdrop for strong municipal bond performance. Our municipal investment team provides details on market conditions and your fund's performance on the following pages.

    On the corporate front, the latter half of 1997 proved as eventful for American Century as it was for investors. In July, J.P. Morgan & Co., Inc. agreed to become a significant minority shareholder in our company. Through this business partnership, we see many opportunities to expand the range of investment choices and services we offer you. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs. Within the framework of this relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    On a more personal note, 1997 was the year we said farewell to James M. Benham, founder of the Benham Group of mutual funds. Mr. Benham, who announced his retirement in December, was a pioneer in the no-load mutual fund industry and the father of Capital Preservation Fund, the first money market fund for individual investors. With the integration of Benham and Twentieth Century successfully completed, Mr. Benham felt it was time to step back from the business and enjoy a well-earned retirement, confident that he leaves the funds he founded in very capable hands. Though his counsel and guidance will be missed, much of the Benham culture has become a part of American Century, including the educational investor seminar program Mr. Benham created. And two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    Looking forward, 1998 will be a landmark year for us, marking the 40th anniversary of the introduction of our first two funds, Twentieth Century Growth and Twentieth Century Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours, which includes nearly 70 stock, bond, money market and combination funds that provide investors with a wide range of choice and flexibility.

    Whatever your financial goals, we believe we have an outstanding lineup of funds to help you reach them.

    Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Investment              American Century Investment
   Management, Inc.                         Management, Inc


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

MUNICIPAL YIELD CURVES

Years to Maturity          11/30/97               5/31/97
1                           3.690%                3.850%
2                           3.840%                4.150%
3                           3.960%                4.350%
4                           4.070%                4.500%
5                           4.170%                4.600%
6                           4.260%                4.660%
7                           4.350%                4.720%
8                           4.430%                4.780%
9                           4.510%                4.840%
10                          4.590%                4.900%
11                          4.666%                4.976%
12                          4.742%                5.052%
13                          4.818%                5.128%
14                          4.894%                5.204%
15                          4.970%                5.280%
16                          5.000%                5.308%
17                          5.030%                5.336%
18                          5.060%                5.364%
19                          5.090%                5.392%
20                          5.120%                5.420%
21                          5.126%                5.426%
22                          5.132%                5.432%
23                          5.138%                5.438%
24                          5.144%                5.444%
25                          5.150%                5.450%
26                          5.154%                5.454%
27                          5.158%                5.458%
28                          5.162%                5.462%
29                          5.166%                5.466%
30                          5.170%                5.470%

Source: Bloomberg Financial Markets%


SOLID MUNICIPAL BOND RETURNS

    Municipal securities produced solid returns during the six months ended November 30, 1997. As the accompanying graph indicates, yields fell across the maturity spectrum.

    For the period, the Lehman Brothers Long-Term Municipal Bond Index returned 6.90%. Intermediate-term securities, represented by the Lehman Brothers 5-Year Municipal General Obligation Index, returned 4.04%. The short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 2.62% return.

INCREASED MARKET VOLATILITY

    Despite lower interest rates overall, municipal yields fluctuated throughout the period. Uncertainty in the bond market over how long inflation can remain tame with the unemployment rate so low was largely responsible for the rate fluctuations. Low unemployment has led to inflation in the past because companies tend to raise wages in an attempt to keep or hire employees. Because wages account for about two-thirds of all business costs, higher wages often lead to rising prices.

    But despite a November 1997 unemployment rate of 4.6%--the lowest in 24 years--and signs of rising wages, overall inflation remained low. Inflation, as measured by the government's consumer price index, was just 1.9% for the year ended November 30, 1997.

    Increased productivity was a key reason wages could rise without sparking inflation, as businesses reaped the rewards of huge investments in technology and other productivity tools. According to the Labor Department, productivity gains in the third quarter of 1997 were the fastest in five years.

    Turmoil in Asian financial markets also contributed to volatility in the U.S. bond market. A currency crisis in Southeast Asia caused investors to seek a "safe-haven" in U.S. Treasury securities. Because demand for municipal securities is often predicated on the relative prices of municipals and Treasurys, big swings in the Treasury market can carry over to the municipal market.

IMPACT OF BOND INSURANCE

    An increase in the amount of debt being issued with bond insurance contributed to a narrower spread, or difference in yield, between AAA and BBB securities.

    About 60% of all municipal debt now comes to market insured with a AAA rating. That has boosted credit quality generally by dramatically reducing the amount of debt issued at the lower investment grades. But it has also increased demand for a shrinking supply of lower-rated, higher-yielding securities. The net effect has been to push credit spreads to historically low levels.


SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

                                          30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                            SEC           31.02%           33.90%          34.59%            39.33%
                                           YIELD        Tax Bracket      Tax Bracket     Tax Bracket  Tax Bracket
---------------------------------------------------------------------------------------------------------------------------
YIELDS AS OF NOVEMBER 30, 1997

Arizona Intermediate-Term Municipal        4.01%           5.81%            6.07%           6.13%             6.61%

                                                                                              AVERAGE ANNUAL RETURNS
                                                         6 MONTHS          1 YEAR           3 YEARS      LIFE OF
FUND(1)
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1997(2)

Arizona Intermediate-Term Municipal .....................  4.04%            5.02%            7.81%        6.63%

Lehman 5-Year General Obligation Index ..................  4.04%            5.38%            7.53%     6.25%(3)

Average Other States Intermediate
Municipal Debt Fund(4) ..................................  3.96%            5.21%            7.74%     5.87%(3)

Fund's Ranking Among Other States
Intermediate Municipal Debt Funds(4) ....................   --          44 out of 74     36 out of 63     6 out of 54(3)

Yields are defined in the Glossary on page 21.

(1) Inception date was April 11, 1994.

(2) Returns for periods less than one year are not annualized.

(3) Returns from 4/30/94, the date nearest the fund's inception for which data are available.

(4) According to Lipper Analytical Services.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 4/30/94*

                               Value on 11/30/97
                      Arizona
                  Intermediate-Term        Lehman 5-Year
                     Municipal                GO Index
                      $10,000                 $10,000
May-94                $10,092                 $10,056
Jun-94                $10,064                 $10,033
Jul-94                $10,234                 $10,142
Aug-94                $10,280                 $10,191
Sep-94                $10,202                 $10,114
Oct-94                $10,083                 $10,058
Nov-94                $9,973                  $9,993
Dec-94                $10,098                 $10,081
Jan-95                $10,268                 $10,178
Feb-95                $10,443                 $10,326
Mar-95                $10,562                 $10,490
Apr-95                $10,625                 $10,518
May-95                $10,852                 $10,749
Jun-95                $10,855                 $10,757
Jul-95                $10,985                 $10,908
Aug-95                $11,085                 $11,018
Sep-95                $11,130                 $11,051
Oct-95                $11,233                 $11,097
Nov-95                $11,343                 $11,192
Dec-95                $11,426                 $11,253
Jan-96                $11,574                 $11,387
Feb-96                $11,541                 $11,349
Mar-96                $11,365                 $11,288
Apr-96                $11,378                 $11,271
May-96                $11,357                 $11,258
Jun-96                $11,428                 $11,338
Jul-96                $11,540                 $11,413
Aug-96                $11,539                 $11,436
Sep-96                $11,614                 $11,522
Oct-96                $11,724                 $11,629
Nov-96                $11,900                 $11,791
Dec-96                $11,853                 $11,774
Jan-97                $11,874                 $11,805
Feb-97                $11,948                 $11,889
Mar-97                $11,809                 $11,755
Apr-97                $11,852                 $11,814
May-97                $12,010                 $11,942
Jun-97                $12,122                 $12,048
Jul-97                $12,386                 $12,266
Aug-97                $12,270                 $12,201
Sep-97                $12,407                 $12,310
Oct-97                $12,453                 $12,386
Nov-97                $12,498                 $12,425

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not. However, the fund's expenses were waived through December 31, 1995. Had these fees not been waived, returns would have been lower.

* 4/30/94 is the date nearest the fund's inception for which comparable performance data exist. The fund's actual inception date is 4/11/94.


PORTFOLIO AT A GLANCE
                               11/30/97            5/31/97
Number of Securities              39                 37
Weighted Average Maturity      7.5 years          7.2 years
Average Duration               5.3 years          5.0 years
Expense Ratio                   0.57%*              0.66%

* Annualized.


4      PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    An interview with Colleen Denzler, a portfolio manager on the Arizona Intermediate-Term Municipal fund investment team.

HOW DID THE FUND PERFORM?

    The fund benefited from falling interest rates and outperformed the average intermediate municipal debt fund. For the six months ended November 30, 1997, the fund's total return was 4.04%, compared with the 3.96% average return of the 83 "Other States Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's return also matched the 4.04% return of its benchmark, the Lehman 5-Year General Obligation Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE PERIOD?

    A lack of inflation and falling interest rates led us to maintain a slightly longer-than-neutral duration. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price tends to rise or fall when rates change.) The fund's duration began the period at around five years. We extended to around 5.5 years during a sharp rally in July and August, making the fund's duration slightly longer than that of the average intermediate municipal debt fund.

    Shortly thereafter, we moved the fund to a more neutral 5.25 years. Although we maintained this duration during October, when the market briefly declined, it was slightly long compared with its peers because many of them shortened their durations. The fund's relatively long position proved beneficial as bond prices rose in late October and November.

WHAT MARKET FACTORS HAD AN IMPACT ON THE FUND?

    One of the most important factors we monitored during the period was the potential shortening of the fund's duration caused by bonds "trading to call." Many municipal securities are issued with call provisions, which means they can be paid off by the issuer before maturity. When interest rates fall, municipalities often find it financially rewarding to refinance the bonds they've issued. They can reduce their interest payments by redeem-

[bar graph - data below]

ARIZONA INTERMEDIATE-TERM MUNICIPAL'S
ONE-YEAR RETURNS SINCE INCEPTION (Periods ended November 30)

                     Arizona
                Intermediate-Term       Lehman 5-Year
                    Municipal             GO Index
11/94*               -0.27%                -0.07%
11/95                13.73%                11.99%
11/96                4.91%                 5.36%
11/97                5.02%                 5.38%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. However, the fund's expenses were waived through December 31, 1995. Had these fees not been waived, returns would have been lower. Starting in 1996, the fund's total returns include operating expenses, while the comparative index's returns do not. See page 20 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Return from 4/30/94 (the date nearest the fund's inception for which index data are available) to 11/30/94.


SEMIANNUAL REPORT                                  MANAGEMENT Q & A       5


                                MANAGEMENT Q&A

ing their outstanding, higher-yielding bonds and issuing new ones at the prevailing lower rates.

    As interest rates fall, the fixed interest rate of a bond may become higher than prevailing rates. When this occurs, there is an increased chance that the issuer will call the bond prior to maturity. As a result, the bond"trades to call"--the market prices the bond as if it will mature on its call date rather than at its scheduled maturity. If this happens to a large number of bonds in the portfolio, the fund's duration can shorten at a time when it should ideally be longer to take advantage of rising bond prices.

    Because of this concern, we frequently look to sell bonds before they trade to call.

HAVE ANY OTHER TRENDS DEVELOPED RECENTLY IN THE MUNICIPAL MARKET?

    There's been a significant increase in the supply of insured bonds. Lower levels of new municipal issuance caused bond insurers to lower their premiums to capture more business. That means that issuers have been able to raise the credit rating of their bonds while paying a reduced insurance premium. A higher credit rating on the bond allows the municipality to offer a lower interest rate, saving them money in the long run.

    As a result, investors searching for additional yield continued to show strong demand for lower-rated, higher-yielding municipal securities. This diminished the yield advantage of these municipals.

HOW HAS THIS TREND AFFECTED THE FUND?

    It has made finding attractively priced, lower-rated issues more difficult than ever.

    While we continue actively searching for bargains among lower-rated issues, the mainstay of the fund continues to be municipal securities rated AAA and AA. On the positive side, this trend allows us to maintain a high level of credit quality while sacrificing very little yield.

HOW ARE CREDIT CONDITIONS IN ARIZONA?

    Better, thanks to strong economic growth during 1997. The state experienced an increase in new jobs, pushing its unemployment rate to 5% by August. Job growth was most impressive in Phoenix and Tucson, where August unemployment rates fell to 2.8% and 3.3%, respectively.

    Migration from neighboring high-cost states, an influx of retirees and higher personal incomes in Arizona translated into increased retail sales. The

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/97)
GO                51%
Revenue Bonds     30%
COPs/Leases       12%
Land-Secured      4%
Prerefunded/ETM   3%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 5/31/97)
GO                51%
Revenue Bonds     20%
COPs/Leases       12%
Prerefunded/ETM   10%
Land-Secured      7%


6       MANAGEMENT Q & A                         AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A


steady increase in taxable sales improved the state's budget and led to improvement in overall municipal credit quality. A good example of this trend is Maricopa County, which had its credit rating upgraded in 1997.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

    We are cautiously optimistic about the next six months. Inflation remains tame, having risen by only 1.9% over the past year. "Real" interest rates (nominal interest rates minus the inflation rate) are at levels that should inhibit inflation and economic growth. In addition, strong productivity gains should continue to offset wage gains in the near future.

    Economic turmoil in Asia also means a reduced chance for inflation in the U.S. Slower growth overseas could take the edge off U.S. economic growth because it means less business for U.S. exporters. And a strong U.S. dollar and weak Asian currencies means imported goods will be cheaper, keeping overall prices low.

    The shrinking federal budget deficit also boosts the Treasury market by reducing the supply of available Treasury securities. Higher Treasury prices help make municipal securities a better relative value, which supports municipals by attracting more buyers.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    For now, we'll likely keep the fund's duration neutral to slightly long compared with its peers. That should enhance the fund's returns if municipal bond yields continue to decline. We will also closely watch the fund's call risk.

    From a credit perspective, we're monitoring legislative developments that might change the way school districts issue debt in Arizona. Though nothing has been formally decided yet on this issue, our credit research team is staying on top of any changes that might affect the fund's holdings.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/97)
AAA               51%
AA                33%
A                 8%
BBB               8%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
AAA               54%
AA                28%
A                 9%
BBB               9%


SEMIANNUAL REPORT                                  MANAGEMENT Q & A       7

                            SCHEDULE OF INVESTMENTS

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

MUNICIPAL SECURITIES

ARIZONA -- 96.9%

                $1,000,000  Arizona Transportation Board
                                Excise Tax Rev., 7.00%, 7/1/99,
                                Prerefunded at 102% of Par
                                (MBIA)(1)                              $  1,064,790

                 1,000,000  Arizona Transportation Board
                                Excise Tax Rev., Series 1995 B,
                                (Maricopa County Regional Area),
                                5.50%, 7/1/99 (AMBAC)                     1,023,960

                 1,000,000  Arizona Transportation Board
                                Highway Rev., Series 1993 A,
                                6.00%, 7/1/08                             1,114,510

                 1,000,000  Arizona Water Infrastructure Finance
                                Auth. Rev., Series 1997 A,
                                5.00%, 7/1/14 (MBIA)                        993,270

                   900,000  Coconino & Yavapai County Joint
                                Unified School District No. 9 GO,
                                Series 1994 C, (Sedona Project),
                                5.60%, 7/1/06 (FGIC)                        948,339

                 1,000,000  East Valley Institute of Technology
                                District No. 401 GO,
                                Series 1996 B, 5.00%, 7/1/03
                                (AMBAC)                                   1,034,930

                   545,000  Gilbert County GO, Series 1994 C,
                                6.00%, 7/1/02 (MBIA)                        585,793

                 1,000,000  Maricopa County Community
                                College GO, Series 1995 A,
                                6.80%, 7/1/98                             1,017,490

                 1,000,000  Maricopa County Community
                                College GO, Series 1997 B,
                                5.25%, 7/1/10                             1,029,570

                   500,000  Maricopa County GO, 6.25%,
                                7/1/03 (FGIC)                               548,240

                 1,000,000  Maricopa County Hospital Rev.,
                                (Sun Health Corp.), 5.75%,
                                4/1/07                                    1,049,650

                   500,000  Maricopa County Industrial
                                Development Auth. Hospital
                                Facility Rev., (Samaritan Health
                                Services), 7.15%, 12/1/04
                                (MBIA)                                      579,960

                 2,000,000  Maricopa County Public Financing
                                Corporation Certificates of
                                Participation, 5.625%, 6/1/00             2,048,740


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $1,000,000  Maricopa County Unified School
                                District No. 1 GO, (Phoenix
                                Elementary), 5.50%, 7/1/09
                                (MBIA)                                 $  1,060,100

                 1,000,000  Maricopa County Unified School
                                District No. 6 GO, Series 1997 B,
                                (Washington Elementary),
                                4.75%, 7/1/11 (FGIC)                        979,370

                   800,000  Maricopa County Unified School
                                District No. 40 GO, Series 1995 C,
                                7.75%, 7/1/06 (FGIC)                        981,800

                 1,000,000  Maricopa County Unified School
                                District No. 41 GO, Series 1988 F,
                                (Gilbert), 6.20%, 7/1/02,
                                Prerefunded at 100% of
                                Par (FGIC)(1)                             1,079,870

                 1,000,000  Maricopa County Unified School
                                District No. 48 GO, (Scottsdale),
                                6.60%, 7/1/12                             1,176,260

                 1,000,000  Maricopa County Unified School
                                District No. 90 GO, (Ruth Fisher
                                Elementary), 5.375%, 7/1/00               1,027,420

                 1,000,000  Maricopa County Unified School
                                District No. 97 GO, Series 1996 A,
                                (Deer Valley), 6.25%, 7/1/06
                                (MBIA)                                    1,124,270

                 1,000,000  Maricopa County Unified School
                                District No. 201 GO,
                                Series 1992 E, (Phoenix),
                                7.10%, 7/1/04                             1,155,770

                   300,000  Phoenix Airport Rev., Series 1994 C,
                                5.50%, 7/1/01 (MBIA)                        312,459

                 1,000,000  Phoenix Civic Improvement Corp.
                                Wastewater System Lease Rev.,
                                4.85%, 7/1/07 (MBIA)                      1,014,130

                   550,000  Phoenix GO, 6.00%, 7/1/01                       584,359

                 1,000,000  Phoenix GO, Series 1995 B,
                                5.00%, 7/1/09                             1,018,910

                   500,000  Phoenix Street and Highway Rev.,
                                5.95%, 7/1/00                               523,005

                 1,000,000  Pima County Sewer Rev., 6.20%,
                                7/1/00 (FGIC)                             1,052,600

                 1,000,000  Pima County Unified School
                                District No. 10 GO,
                                (Amphitheater), 7.00%, 7/1/05
                                (MBIA)                                    1,164,810

                 1,000,000  Pima County Unified School
                                District No. 12 GO, (Sunnyside),
                                5.50%, 7/1/09 (MBIA)                      1,050,920

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $1,000,000  Salt River Project Agricultural
                                Improvement and Power District
                                Rev., Series 1993 B, 4.75%,
                                1/1/03                                $  1,020,340

                 1,000,000  Salt River Project Agricultural
                                Improvement and Power District
                                Rev., Series 1993 B, 6.50%,
                                1/1/04                                   1,113,360

                   480,000  Scottsdale GO, 7.50%, 7/1/02                   545,390

                 1,275,000  Tempe GO, 6.25%, 7/1/05                      1,424,035

                   525,000  Tucson Certificates of Participation,
                                5.70%, 7/1/02(2)                           533,741

                   200,000  Tucson Street and Highway Rev.,
                                4.50%, 7/1/98                              200,810

                 1,000,000  Tucson Street and Highway Rev.,
                                5.70%, 7/1/01                            1,050,840

                   500,000  Yavapai County Unified School
                                District No. 28 GO, (Camp Verde),
                                6.10%, 7/1/04 (FGIC)                       549,655
                                                                   ---------------------

                                                                        34,783,466
                                                                   ---------------------

PUERTO RICO -- 3.1%

                   500,000  Puerto Rico Commonwealth
                                Infrastructure Financing Auth. Rev.
                                Series 1998 A, 5.50%, 7/1/08
                                (AMBAC)(3)                                 531,225

                   500,000  Puerto Rico Public Buildings Auth.
                                Rev., Series 1995 A, 6.25%,
                                7/1/08 (AMBAC)                             568,530
                                                                   ---------------------

                                                                         1,099,755
                                                                   ---------------------

TOTAL INVESTMENT SECURITIES -- 100.0%                                  $35,883,221
                                                                   =====================
   (Cost $34,848,523)


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

GO = General Obligation

MBIA = MBIA Insurance Corporation

(1) Escrowed to maturity in U.S. Government Securities.

(2) Denotes security which has been segregated at the custodian bank for a when-issued security.

(3) When-issued security.

See Notes to Financial Statements


SEMIANNUAL REPORT                          SCHEDULE OF INVESTMENTS        9


                      STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997 (UNAUDITED)

ASSETS

Investment securities, at value
  (identified cost of $34,848,523)
   (Note 3) .......................................   $35,883,221

Interest receivable ...............................     831,745
                                                     --------------
                                                      36,714,966
                                                     --------------
LIABILITIES

Disbursements in excess of
  demand deposit cash .............................     111,161

Payable for investments purchased .................     528,025

Payable for capital shares redeemed ...............     32,611

Dividends payable .................................      9,179

Accrued management fees (Note 2) ..................     15,384
                                                     --------------
                                                        696,360
                                                     --------------
Net Assets ........................................   $36,018,606
                                                     ==============
CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) ...........................    3,387,247
                                                     ==============
Net Asset Value Per Share .........................      $10.63
                                                     ==============
NET ASSETS CONSIST OF:

Capital paid in ...................................   $34,819,496

Accumulated undistributed net
  realized gain on investment
  transactions ....................................     164,412

Net unrealized appreciation
  on investments (Note 3) .........................    1,034,698
                                                     --------------
                                                      $36,018,606
                                                     ==============

See Notes to Financial Statements


10     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997 (UNAUDITED)

INVESTMENT INCOME

Income:

Interest ..........................................      $   822,46
                                                       -------------
Expenses (Note 2):

Investment advisory fees ..........................         82,131

Printing and postage ..............................         11,971

Custodian fees ....................................          5,525

Administrative fees ...............................          4,889

Registration and filing fees ......................          3,497

Transfer agency fees ..............................          3,255

Trustees' fees and expenses .......................          1,164

Auditing and legal fees ...........................          1,081

Organizational expenses ...........................           168

Other operating expenses ..........................          2,809
                                                       -------------
  Total expenses ..................................         116,490

Amount waived .....................................        (21,161)
                                                       -------------
  Net expenses ....................................         95,329
                                                       -------------
Net investment income .............................         727,140
                                                       -------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)

Net realized gain on investments ..................         164,990

Change in net unrealized
  appreciation on investments .....................         424,673
                                                       -------------
Net realized and unrealized
gain on investments ...............................         589,663
                                                       -------------
Net Increase in Net Assets
Resulting from Operations .........................      $1,316,803
                                                       =============
See Notes to Financial Statements


SEMIANNUAL REPORT                           STATEMENT OF OPERATIONS       11


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED NOVEMBER 30, 1997 (UNAUDITED)
AND YEAR ENDED MAY 31, 1997

                                                 November 30,          May 31,
Increase in Net Assets                               1997               1997

OPERATIONS

Net investment income ......................... $  727,140          $ 1,207,103

Net realized gain on investment
  transactions ................................    164,990             12,678

Change in net unrealized
  appreciation on investments .................    424,673             303,847
                                               -------------        ------------
Net increase in net assets
  resulting from operations ...................   1,316,803           1,523,628
                                               -------------        ------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income ....................    (727,140)         (1,207,103)
                                               -------------        ------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .....................   7,799,513          15,353,294

Proceeds from reinvestment
  of distributions ............................    540,257             917,406

Payments for shares redeemed ..................  (3,465,390)        (11,821,630)
                                               -------------        ------------
Net increase in net assets from
  capital share transactions ..................   4,874,380           4,449,070
                                               -------------        ------------
Net increase in net assets ....................   5,464,043           4,765,595

NET ASSETS

Beginning of period ...........................   30,554,563         25,788,968
                                               -------------        ------------
End of period .................................  $36,018,606         $30,554,563
                                               =============        ============
TRANSACTIONS IN SHARES
OF THE FUND

Sold ..........................................    736,745            1,472,637

Issued in reinvestment of
  distributions ...............................     50,945             88,040

Redeemed ......................................   (327,417)          (1,134,039)
                                               -------------        ------------
Net increase ..................................    460,273             426,638
                                               =============        ============
See Notes to Financial Statements


12      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Arizona Intermediate-Term Municipal Fund (the
Fund) is one of the seven funds issued by the Trust. The Fund is non-diversified under the 1940 Act. The objective of the Fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Fund invests primarily in Arizona intermediate-term municipal obligations. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

    FUTURES CONTRACTS--The Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at November 30, 1997.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       13


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with American Century Investment Management, Inc. (ACIM) on July 30, 1997, effective August 1, 1997, which replaced the existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. Under the agreement, ACIM will provide all services required by the Fund in exchange for one unified management fee. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

The annualized Investment Category Fee schedule for the Fund is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Management fees of $59,410 were incurred under the new management agreement and included in Investment Advisory Fees in the Statement of Operations. Total expenses (net of amount waived) and the annualized ratio of operating expenses to average net assets, under the previous agreement, for the two months ended July 31, 1997 were $35,083 and 0.67%, respectively.

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, ACSC, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

    Purchases and sales of municipal debt obligations, excluding short-term investments, totaled $13,833,885 and $8,077,835, respectively.

    As of November 30, 1997, accumulated net unrealized appreciation was $1,034,698, consisting of unrealized appreciation of $1,040,516 and unrealized depreciation of $5,818. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

    For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                           1997(1)              1997             1996            1995           1994(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ..............     $    10.44          $    10.31       $    10.35       $    10.13       $   10.00
                                       ----------          ----------       ----------       ----------       ---------
Income From Investment Operations

  Net Investment Income ..........           0.23                0.45             0.51             0.51            0.07

  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions .....           0.19                0.13            (0.03)            0.22            0.13
                                       ----------          ----------       ----------       ----------       ---------
  Total From Investment Operations           0.42                0.58             0.48             0.73            0.20
                                       ----------          ----------       ----------       ----------       ---------
Distributions

  From Net Investment Income .....          (0.23)              (0.45)           (0.51)           (0.51)          (0.07)

  From Net Realized Gains on
  Investment Transactions ........           --                  --              (0.01)            --              --
                                       ----------          ----------       ----------       ----------       ---------
  Total Distributions ............          (0.23)              (0.45)           (0.52)           (0.51)          (0.07)
                                       ----------          ----------       ----------       ----------       ---------
Net Asset Value, End of Period ...     $    10.63          $    10.44       $    10.31       $    10.35       $   10.13
                                       ==========          ==========       ==========       ==========       =========
  Total Return(3) ................           4.04%               5.77%            4.65%            7.52%           1.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............           0.57%(4)            0.66%            0.14%            --              --

Ratio of Operating Expenses to
AverageNet Assets
(Before Expense Waiver) ..........           0.69%(4)            0.79%            0.82%            1.01%           2.33%(4)

Ratio of Net Investment
Income to Average Net Assets .....           4.33%(4)            4.35%            4.85%            5.16%           5.08%(4)

Ratio of Net Investment Income
to Average Net Assets
(Before Expense Waiver) ..........           4.20%(4)            4.22%            4.17%            4.15%           2.75%(4)

Portfolio Turnover Rate ..........             24%                 81%              36%              33%             18%

Net Assets, End
of Period (in thousands) .........     $   36,019          $   30,555       $   25,789       $   19,778       $   7,187

----------

(1) Six months ended November 30, 1997 (unaudited).

(2) April 11, 1994 (inception) through May 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       15


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Trustees of Coopers & Lybrand L.L.P. as independent auditors for the Trust.

    For:                               1,691,673
    Against:                            98,911
    Abstain:                            21,418


PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

    For:                               1,683,019
    Against:                            107,041
    Abstain:                            21,942


PROPOSAL 3:

    To vote on the adoption of standardized investment limitations.

*  Amend the fundamental investment limitation concerning borrowing.

    For:                               1,582,354
    Against:                            186,401
    Abstain:                            28,803
    Broker Non-Vote:                    14,444

*  Amend the fundamental investment limitation concerning lending.

    For:                               1,585,397
    Against:                            184,062
    Abstain:                            28,099
    Broker Non-Vote                     14,444

*  Amend the fundamental investment limitation concerning commodities.

    For:                               1,567,545
    Against:                            193,735
    Abstain:                            36,278
    Broker Non-Vote:                    14,444

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

    For:                               1,572,814
    Against:                            197,021
    Abstain:                            27,723
    Broker Non-Vote:                    14,444


16      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                                     NOTES


SEMIANNUAL REPORT                                             NOTES       17


                                     NOTES


18      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


SEMIANNUAL REPORT                                             NOTES       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    ARIZONA INTERMEDIATE-TERM MUNICIPAL seeks to provide interest income exempt from both Arizona and federal income taxes. The fund invests primarily in intermediate-term Arizona municipal securities with maturities of four or more years and maintains a weighted average maturity of 5-10 years.

    Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDICES

    The index listed below is used in the report to serve as fund performance comparisons. It is not an investment product available for purchase.

    The LEHMAN 5-YEAR MUNICIPAL GENERAL OBLIGATION INDEX is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The funds in Lipper's OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS category invest in municipal debt issues with dollar-weighted average maturities of 5-100 years and which are exempt from taxation on a specified city or state basis.

INVESTMENT TEAM LEADERS

  Portfolio Manager                          Colleen Denzler

  Credit Research Manager                    Steven Permut


20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined federal and Arizona state income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


SEMIANNUAL REPORT                                          GLOSSARY       21

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION FUNDS DISTRIBUTOR, INC.


9801           [recycled logo]
SH-BKT-10689      Recycled

                                  SEMIANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)


                               NOVEMBER 30, 1997

                                    BENHAM
                                     GROUP

                             Tax-Free Money Market

                               TABLE OF CONTENTS

Report Highlights .......................................................      1
Our Message to You ......................................................      2
Performance & Portfolio Information .....................................      3
Management Q & A ........................................................      4
Schedule of Investments .................................................      6
Statement of Assets and Liabilities .....................................     11
Statement of Operations .................................................     12
Statements of Changes in Net Assets .....................................     13
Notes to Financial Statements ...........................................     14
Financial Highlights ....................................................     16
Proxy Voting Results ....................................................     17
Background Information
           Investment Philosophy & Policies .............................     20
           Lipper Rankings ..............................................     20
           Investment Team Leaders ......................................     20

Glossary ................................................................     21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.


                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
       Tax-Free
     Money Market

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MUNICIPAL MARKET PERSPECTIVE

* The Federal Reserve held short-term interest rates steady during the six months ended November 30, 1997.

*   Low inflation and strong demand contributed to lower yields overall.

* Credit spreads fell to historically low levels because of improving credit quality and the increase in the number of municipal securities insured with a AAA rating.

TAX-FREE MONEY MARKET

* The fund significantly outperformed the average tax-free money market fund during the six months ended November 30, 1997.

* While past performance is no guarantee of future results, the fund had the highest 7-day current yield of 141 "Stockbroker and General Purpose Tax-Free Money Funds" on December 1, according to IBC's Money Fund Report

* Beginning August 1, 1997, American Century waived management fees for one year, which helped boost the fund's yield.

* As of December, the fund had no exposure to Japanese banks, which provide credit backing for many municipal money market securities.

* Going forward, we'll continue to use a value-oriented approach to security selection, buying one-year notes when we think they provide sufficiently higher yields than shorter-term securities.


                 TAX-FREE
               MONEY MARKET

TOTAL RETURNS:              AS OF 11/30/97
     6 Months                       1.82%*
     1 Year                           3.36%

7-DAY CURRENT YIELD:                  4.04%

NET ASSETS:                 $194.8 million
     (AS OF 11/30/97)

INCEPTION DATE:                     7/31/84

TICKER SYMBOL:                        BNTXX

* Not annualized.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    The Benham Tax-Free Money Market fund performed well during the six months ended November 30, 1997, rewarding investors with a competitive level of tax-free income. According to IBC's Money Fund Report, as of December 1, 1997, Benham Tax-Free was the highest-yielding tax-free money market fund out of 141 funds. On the following pages, our municipal investment team provides more details on the fund's performance.

    On the corporate front, the latter half of 1997 proved as eventful for American Century as it was for investors. In July, J.P. Morgan & Co., Inc. agreed to become a significant minority shareholder in our company. Through this business partnership, we see many opportunities to expand the range of investment choices and services we offer you. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs. Within the framework of this relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    On a more personal note, 1997 was the year we said farewell to James M. Benham, founder of the Benham Group of mutual funds. Mr. Benham, who announced his retirement in December, was a pioneer in the no-load mutual fund industry and the father of Capital Preservation Fund, the first money market fund for individual investors. With the integration of Benham and Twentieth Century successfully completed, Mr. Benham felt it was time to step back from the business and enjoy a well-earned retirement, confident that he leaves the funds he founded in very capable hands. Though his counsel and guidance will be missed, much of the Benham culture has become a part of American Century, including the educational investor seminar program Mr. Benham created. And two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    Looking forward, 1998 will be a landmark year for us, marking the 40th anniversary of the introduction of our first two funds, Twentieth Century Growth and Twentieth Century Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours, which includes nearly 70 stock, bond, money and combination funds that provide investors with a wide range of choice and flexibility.

    Whatever your financial goals, we believe we have an outstanding lineup of funds to help you pursue them.

    Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Investment              American Century Investment
   Management, Inc.                         Management, Inc


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                      PERFORMANCE & PORTFOLIO INFORMATION

                                     7-DAY           7-DAY                         7-DAY TAX-EQUIVALENT YIELDS
                                    CURRENT        EFFECTIVE          28%              31%             36%              39.6%
                                     YIELD           YIELD        Tax Bracket      Tax Bracket     Tax Bracket  Tax Bracket
------------------------------------------------------------------------------------------------------------------------------------
YIELDS AS OF NOVEMBER 30, 1997

Tax-Free Money Market                4.04%           4.12%           5.61%            5.86%           6.31%             6.69%


                                                                                              AVERAGE ANNUAL RETURNS
                                                   6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
------------------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURNS AS OF NOVEMBER 30, 1997(1)

Tax-Free Money Market .............................  1.82%            3.36%           3.24%           2.77%             3.72%

Average Tax-Exempt Money Market Fund(2) ...........  1.55%            3.06%           3.13%           2.70%             3.66%

Fund's Ranking Among
Tax-Exempt
Money Market Funds(2) .............................   --          8 out of 135    30 out of 118   30 out of 97      19 out of 61

----------

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services.

See pages 20-21 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE
                                 11/30/97      5/31/97
Number of Securities                73           48
Weighted Average Maturity         47 days      53 days
Expense Ratio                     0.18%*        0.67%

* Annualized. On August 1, 1997, American Century Investment Management, Inc. began waiving the fund's management fees. Without the fee waiver, the fund's 7-day current and effective yields would have been 3.54% and 3.60%, respectively. The 7-day tax-equivalent yields for the 28%, 31%, 36% and 39.6% tax brackets would have been 4.92%, 5.13%, 5.53% and 5.86%, respectively.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Past performance does not guarantee future results.

Many of the investment terms in this report are defined in the Glossary on page 21.


SEMIANNUAL REPORT               PERFORMANCE & PORTFOLIO INFORMATION       3


                                MANAGEMENT Q&A

    An interview with Bryan Karcher, a portfolio manager on the Tax-Free Money Market fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 1997?

    The fund performed very well, providing a much higher level of tax-exempt income than the average tax-free money market fund. For the six months, the fund had a total return of 1.82%, compared with the 1.55% average return of the 136 "Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) According to IBC's Money Fund Report, the fund's 7-day current yield as of December 1 was the highest among 141 "Stock Broker and General Purpose Tax-Free Money Funds."

    We didn't take additional credit risk or invest in risky derivatives to get that yield--rather, we waived our management fee as part of a straightforward promotion.

CAN YOU EXPLAIN THE CHANGES TO THE FUND'S MANAGEMENT FEE?

    Sure. American Century Investment Management, Inc. (ACIM) waived its management fee for one year, beginning August 1, 1997. The absence of fees helped significantly boost the fund's yield. We also lowered the fund's expense ratio from 61 basis points before the waiver to approximately 50 basis points beginning in August 1998, or from 0.61% to 0.50%.

    But it's important to note that we're not going to re-impose the entire fee on August 1, 1998. Instead, ACIM plans to phase in expenses at a rate of 10 basis points per month. At that rate, the fund will reach its expense ratio of approximately 0.50% in December 1998.

    And even with full expenses, we anticipate the fund will have one of the lowest expense ratios among tax-free money market funds. The new fee structure directly benefits shareholders because we're delivering the same strong performance, but at a lower cost. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

HOW DID YOU POSITION THE FUND DURING THE PERIOD?

    Finding longer-maturity, higher-yielding securities was difficult because short-term securities had almost the same yields as longer-term securities for much of the period. Inflation remained under control, and the likelihood that the Federal Reserve would raise interest rates diminished. That caused the yield curve between three months and one year to flatten--the yields on one-year Treasury notes dropped, bringing the spread (or difference in yield) between three-month and one-year Treasurys to 25 basis points, or 0.25%.

    As a result, we allowed the fund's average maturity to shorten to around 30 days in September, rather than purchase one-year notes that we felt weren't offering sufficiently higher yields than shorter-term securities. However, one-year notes began to offer

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/97)
VRDNs                 78%
Bonds less than 1 Year 9%
Municipal Notes        6%
Commercial Paper       2%
Other                  5%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 5/31/97)
VRDNs                       59%
Bonds less than 1 Year      16%
Commercial Paper            15%
Municipal Notes             10%


4      MANAGEMENT Q & A                         AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A


additional yield in October and November, so we extended the fund's average maturity out beyond 60 days. Nevertheless, the fund's maturity ended the period at less than 50 days because we invested large cash inflows in late November in relatively short-term variable-rate notes (floaters).

HOW DO YOU DECIDE WHEN A ONE-YEAR SECURITY IS A GOOD BUY?

    First, we look at how much additional yield we anticipate one-year securities will offer versus weekly floaters, given our outlook for interest rates. That helps us determine if we're being compensated with enough additional yield to justify extending the fund's average maturity.

    Second, we look at the relative value of one-year municipal securities as a percentage of Treasurys. This provides a second measure of the attractiveness of one-year municipal paper. We know one-year paper is more likely to be a good value when both of these indicators are positive, as they were in October and November.

HOW DO JAPANESE BANKS AFFECT THE FUND'S PORTFOLIO?

    Many  municipal  money  market  securities  are  backed by letters of credit
(LOCs) from banks, including Japanese banks. Over the last several years, the Japanese banking system has suffered from a lengthy domestic recession and non-performing real estate loans.

    Consistent with our strict municipal credit criteria, over the last year we reduced the number of Japanese banks whose obligations we approve for purchase. As of December, the fund no longer owned any securities backed by Japanese banks.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

    We think the outlook for interest rates is relatively stable. The economy is fairly strong, but inflation remains low, so we don't see a call for Fed action on interest rates either way in the near future. However, supply and demand factors in the municipal money market seem to argue for lower yields after year's end. The first quarter tends to bring lower yields because there are many buyers in the market at a time when there is little new issuance. As a result, yields for tax-free money market funds tend to drop, particularly in January.

HOW WILL YOU MANAGE THE FUND OVER THE NEXT SIX MONTHS?

    We'll continue to use a conservative approach to security selection, monitoring the relative values of one-year notes and shorter-term securities. But because one-year securities tend to be relatively unattractive in January, we don't expect to buy these longer-term securities until at least February unless the outlook for interest rates and yields on these securities changes dramatically.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/97)
SP1+               75%
SP1                25%


PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/97)
SP1+               78%
SP1                22%


SEMIANNUAL REPORT                                  MANAGEMENT Q & A       5


                            SCHEDULE OF INVESTMENTS

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL SECURITIES

ALASKA--0.7%

                $1,345,000  Anchorage GO, Series 1997 A,
                                4.50%, 12/1/97 (FGIC)(1)             $    1,352,599
                                                                   ---------------------

ARKANSAS--1.6%

                 3,000,000  Pine Bluff Industrial Development Rev., (Camden
                                Wire Co., Inc.), VRDN, 4.00%, 12/4/97 (LOC:
                                Texas Commerce Bank, N. A.)               3,000,000
                                                                   ---------------------

CALIFORNIA--5.1%

                 5,575,000  California Rev. Anticipation Notes,
                                Series 1997 A, 4.50%, 6/30/98(2)          5,595,266

                 1,715,000  Richmond Joint Powers Financing
                                Auth. Port Term Lease Rev.,
                                VRDN, 3.85%, 12/1/97 (LOC:
                                Union Bank of California, N.A.)           1,715,000

                 2,400,000  Sacramento County Housing Auth.
                                Multi-Family Housing Rev., Series
                                1996 C, (River Terrace
                                Apartments), VRDN, 4.20%,
                                12/3/97 (LOC: Dai-Ichi Kangyo
                                Bank, LTD.)                               2,400,000
                                                                   ---------------------

                                                                          9,710,266
                                                                   ---------------------

COLORADO--1.8%

                 3,500,000  Denver Multi-Family Housing Rev., Series 1989 A,
                                (Cottonwood Creek Project), VRDN, 4.30%, 12/2/97
                                (LOC: GE Capital
                                Corp.)                                    3,500,000
                                                                   ---------------------

DELAWARE--1.3%

                 2,500,000  Delaware Economic Development
                                Auth. Industrial Rev.,
                                Series 1997 C, VRDN, 4.00%,
                                12/3/97 (LOC: Canadian
                                Imperial Bank of Commerce)                2,500,000
                                                                   ---------------------

DISTRICT OF COLUMBIA--1.1%

                 2,000,000  District of Columbia Rev., (American University
                                Issue), VRDN, 4.05%, 12/3/97, (LOC:
                                National Westminster Bank PLC)            2,000,000
                                                                   ---------------------


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

FLORIDA--19.8%

                $4,000,000  Alachua County Industrial
                                Development Rev., (Florida Rock
                                Industries Income Project), VRDN,
                                4.00%, 12/4/97 (LOC: Bank of
                                America N.T. & S.A.)                 $    4,000,000

                 1,000,000  Brevard County Housing Finance
                                Auth. Multi-Family Housing Rev.,
                                (Palm Place Project), VRDN,
                                3.85%, 12/3/97 (LOC: Chase
                                Manhattan Bank)                           1,000,000

                 1,000,000  Broward County Housing Finance
                                Auth. Multi-Family Housing Rev.,
                                (Margate Project), VRDN, 3.85%,
                                12/3/97 (LOC: Chase
                                Manhattan Bank)                           1,000,000

                 6,200,000  Broward County Housing Finance
                                Auth. Multi-Family Housing Rev.,
                                Series 1990 A, (Palmaire-Oxford),
                                VRDN, 4.20%, 12/3/97
                                (SBBPA: Continental Casualty
                                Co.)                                      6,200,000

                 1,655,000  Dade County Housing Auth. Single
                                Family Mortgage Rev., Series
                                1997 C, 4.05%, 2/1/98                     1,655,000

                 3,000,000  Florida Housing Finance Agency
                                Multi-Family Housing Rev.,
                                (Carlton), VRDN, 4.05%,
                                12/3/97 (LOC: Kredietbank
                                N.V.)                                     3,000,000

                 3,000,000  Florida Housing Finance Agency Multi-Family
                                Housing Rev., (Country Club Apartments), VRDN,
                                4.10%,12/1/97 (LOC:
                                Northern Trust Company)                   3,000,000

                 3,790,000  Florida Housing Finance Agency
                                Multi-Family Housing Rev., Series
                                1989 E, VRDN, 4.15%,
                                12/3/97 (LOC: Comerica Bank)              3,790,000

                 5,600,000  Florida Housing Finance Agency
                                Multi-Family Housing Rev., Series
                                1990 B, (Belville-Oxford), VRDN,
                                4.20%, 12/3/97 (SBBPA:
                                Continental Casualty Co.)                 5,600,000

                 1,000,000  Jacksonville Electric Auth. Rev.,
                                VRDN, 4.00%, 12/3/97
                                (Liquidity: Societe Generale)             1,000,000

See Notes to Financial Statements


6      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $1,000,000  Marion County Housing Finance
                                Auth. Multi-Family Housing Rev.,
                                Series 1985 F, (Paddock Place
                                Project), VRDN, 3.90%,
                                12/4/97 (LOC: Suntrust Bank,
                                Atlanta)                             $    1,000,000

                 2,000,000  Pasco County School Board
                                Certificates of Participation,
                                VRDN, 3.90%, 12/4/97
                                (AMBAC, SBBPA: Landesbank
                                Hessen-Thuringen Girozentrale)            2,000,000

                 2,000,000  Pinnellas County Health Facilities
                                Auth. Rev., VRDN, 3.85%,
                                12/1/97 (LOC: Chase
                                Manhattan Bank)                           2,000,000

                 2,000,000  Port St. Lucie Utility Rev., VRDN,
                                4.10%, 12/4/97 (MBIA,
                                SBBPA: Merrill Lynch)                     2,000,000

                   500,000  Tampa Sports Auth. Rev., (Trust
                                Receipt), VRDN, 3.95%,
                                12/1/97 (MBIA, SBBPA:
                                Societe Generale)                           500,000
                                                                   ---------------------

                                                                         37,745,000
                                                                   ---------------------

GEORGIA--2.5%

                 3,000,000  Burke County Development
                                Pollution Control Rev., Series
                                1997 B, (Oglethorpe Power
                                Corp.), 3.80%, 5/28/98
                                (AMBAC)(2)                                3,000,000

                 1,800,000  Cobb County Multi-Family Housing
                                Rev., (Terrell Mill), VRDN, 4.05%,
                                12/3/97 (LOC: GE Capital
                                Corp.)(3)                                 1,800,000
                                                                   ---------------------

                                                                          4,800,000
                                                                   ---------------------

HAWAII--1.4%

                 2,600,000  Hawaii State Housing Finance and Development
                                Corporation Rev.,(Affordable Rental Housing),
                                VRDN, 3.90%, 12/3/97 (LOC:
                                Banque Nationale De Paris S.A.)           2,600,000
                                                                   ---------------------

ILLINOIS--9.6%

                 1,625,000  Bartlett Multi-Family Housing Rev.,
                                Series 1995 A, (Bartlett Square
                                Apartments), VRDN, 3.95%,
                                12/4/97 (LOC: LaSalle National
                                Bank)                                     1,625,000


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $2,900,000  Galesburg Rev., (Knox College
                                Project), VRDN, 3.90%,
                                12/4/97 (LOC: LaSalle National
                                Bank)                                $    2,900,000

                 2,140,000  Hoffman Estates Tax Increment
                                Rev., (Economic Development
                                Project), 4.50%, 11/15/98
                                (AMBAC)                                   2,150,858

                   720,000  Illinois Health Facility Auth. Rev.,
                                (Sherman Health Systems),
                                3.90%, 8/1/98 (AMBAC)                       720,000

                 2,000,000  Illinois Health Facility Auth. Rev.,
                                Series 1996 B, (Franciscan
                                Eldercare), VRDN, 3.95%,
                                12/3/97 (LOC: ABN Amro
                                Bank N.V.)                                2,000,000

                 2,435,000  Illinois Industrial Development Rev.,
                                (Continental/Midland Project),
                                VRDN, 4.15%, 12/3/97 (LOC:
                                LaSalle National Bank)                    2,435,000

                 2,000,000  McCook Village Rev., Series 1996 B, (St. Andrew
                                Society), VRDN, 3.90%, 12/4/97 (LOC:
                                Northern Trust Company)                   2,000,000

                 4,375,000  Springfield Airport Auth. Rev.,
                                (Allied Signal Project), VRDN,
                                4.25%, 12/3/97 (Corporate
                                Guarantee: Allied Signal, Inc.)           4,375,000
                                                                   ---------------------

                                                                         18,205,858
                                                                   ---------------------

INDIANA--2.9%

                 1,155,000  Central High School Building Corp.
                                Industrial Rev., 4.25%, 8/1/98
                                (AMBAC)                                   1,157,194

                 1,000,000  Gary Industrial Development Rev.,
                                (Tinplate Partners International,
                                Inc.), VRDN, 4.10%, 12/4/97
                                (LOC: LaSalle National Bank)              1,000,000

                 1,000,000  Huntington Economic Development
                                Rev., (Allied Signal Inc. Project),
                                VRDN, 4.00%, 12/3/97
                                (Corporate Guarantee: Allied
                                Signal Inc.)                              1,000,000

                   940,000  Indiana Health Facilities Financing
                                Auth. Hospital Rev., Series 1997 A,
                                (Sisters of St. Francis Health),
                                5.00%, 11/1/98 (MBIA)(1)                    949,099

                   455,000  Noblesville High School Building
                                Corp. Industrial Rev., 3.90%,
                                7/5/98 (AMBAC)                              455,000

See Notes to Financial Statements


     SEMIANNUAL REPORT                           SCHEDULE OF INVESTMENTS       7


                            SCHEDULE OF INVESTMENTS

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $  960,000  Vincennes University Rev., Series
                                1997 E, 3.95%, 12/1/98
                                (AMBAC)(1)                          $       960,000
                                                                   ---------------------

                                                                          5,521,293
                                                                   ---------------------

KANSAS--0.9%

                 1,620,000  Wichita Water & Sewer Utility Rev.,
                                6.50%, 10/1/98 (FGIC)                     1,654,105
                                                                   ---------------------

KENTUCKY--5.1%

                 1,320,000  Kentucky Housing Corp. Rev.,
                                Series 1997 D, 4.00%,
                                12/31/97 (GIC: Bayerische
                                Landesbank Girozentrale)                  1,320,000

                 6,000,000  Kentucky State Turnpike Auth.
                                Resource Recovery Road
                                Certificates of Participation,
                                VRDN, 4.10%, 12/3/97 (FSA,
                                SBBPA: Commerzbank A.G.)                  6,000,000

                 2,400,000  Mayfield Multi-City Lease Rev., VRDN, 4.15%,
                                12/3/97 (LOC:
                                PNC Bank)                                 2,400,000
                                                                   ---------------------

                                                                          9,720,000
                                                                   ---------------------

LOUISIANA--1.1%

                 2,000,000  Calcasieu Parish Sales Tax Rev.,
                                (District No. 4-A Sales and Use
                                Tax), VRDN, 3.85%, 12/4/97
                                (LOC: National Westminster
                                Bank PLC)                                 2,000,000
                                                                   ---------------------

MICHIGAN--2.6%

                 5,000,000  Michigan Strategic Fund Solid
                                Waste Disposal Rev., (Grayling
                                Generating Project), VRDN,
                                4.00%, 12/3/97 (LOC: Barclays
                                Bank PLC)                                 5,000,000
                                                                   ---------------------

MISSOURI--3.5%

                 2,500,000  Fenton Industrial Development
                                Auth. Rev., (Clayton Corp.
                                Project), VRDN, 4.40%,
                                12/4/97 (LOC: Commerce
                                Bank, N. A.)                              2,500,000

                 3,010,000  Missouri Industrial Development
                                Board Rev., VRDN, 4.30%,
                                12/3/97 (LOC: Dai-Ichi Kangyo
                                Bank, Ltd. and Industrial Bank of
                                Japan)                                    3,010,000


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $1,155,000  St. Charles Public Facilities Auth.
                                Leasehold Rev., 4.25%, 2/1/98
                                (MBIA)                               $    1,155,641
                                                                   ---------------------

                                                                          6,665,641
                                                                   ---------------------

NEVADA--1.2%

                   800,000  Clark County Industrial Development
                                Rev., Series 1995 A, (Nevada
                                Power), VRDN, 4.15%, 12/3/97
                                (LOC: Barclays Bank PLC)                    800,000

                 1,500,000  Clark County Industrial Development
                                Rev., Series 1995 C, (Nevada
                                Power), VRDN, 4.05%, 12/3/97
                                (LOC: Barclays Bank PLC)                  1,500,000
                                                                   ---------------------

                                                                          2,300,000
                                                                   ---------------------

NEW MEXICO--4.8%

                 7,200,000  Farmington Pollution Control Rev.,
                                Series 1997 A, (San Juan
                                Project), VRDN, 4.15%,
                                12/3/97 (LOC: Bank of America)            7,200,000

                 2,000,000  New Mexico Mortgage Financing
                                Auth. Rev., Issue 2, 3.90%,
                                10/15/98 (GIC: FGIC)                      2,000,000
                                                                   ---------------------

                                                                          9,200,000
                                                                   ---------------------

NEW YORK--2.6%

                 5,000,000  New York State Energy Research
                                and Development Auth. Pollution
                                Control Rev., Series 1997 B,
                                (Rochester Gas & Electric Corp.),
                                VRDN, 4.00%, 12/3/97 (MBIA,
                                SBBPA: Credit Suisse First
                                Boston)                                   5,000,000
                                                                   ---------------------

OHIO--3.8%

                 3,255,000  Ohio State Building Auth. Rev.,
                                Series 1997 A, (Adult Correctional
                                Building), 4.50%, 4/1/98(2)               3,259,334

                 4,000,000  Ohio State Water Air Quality
                                Pollution Control Rev.
                                Commercial Paper, Series
                                1988 B, 3.75%, 12/16/97
                                (FGIC, LOC: General Electric
                                Capital Corp. Liquidity)                  4,000,000
                                                                   ---------------------

                                                                          7,259,334
                                                                   ---------------------

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

NOVEMBER 30, 1997 (UNAUDITED)


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

OREGON--0.5%

                $1,000,000  Oregon State GO Commercial
                                Paper, (Veterans Welfare), 4.05%,
                                2/2/98                               $    1,000,000
                                                                   ---------------------

PENNSYLVANIA--6.9%

                 6,000,000  Dauphin County General Auth. Rev.,
                                Series 1997 A, VRDN, 4.00%,
                                12/3/97 (FSA, SBBPA: Credit
                                Suisse First Boston)                      6,000,000

                 7,200,000  Emmaus General Auth. Rev., VRDN,
                                3.95%, 12/3/97 (LOC:
                                Bayerische Landesbank
                                Girozentrale)                             7,200,000
                                                                   ---------------------

                                                                         13,200,000
                                                                   ---------------------

SOUTH CAROLINA--2.5%

                 4,725,000  Berkeley County Pollution Control
                                Rev., VRDN, 3.90%, 12/4/97
                                (LOC: Royal Bank of Canada)               4,725,000
                                                                   ---------------------

TENNESSEE--1.1%

                 2,000,000  Chattanooga Industrial
                                Development Rev., (Market
                                Street Limited Project), VRDN,
                                4.00%, 12/3/97 (LOC: Credit
                                Suisse First Boston, Inc.)                2,000,000
                                                                   ---------------------

TEXAS--10.0%

                   575,000  Arlington Hospital Auth. Rev.,
                                (Arlington Memorial Hospital),
                                5.50%, 12/1/97 (FSA)                        575,000

                   500,000  Dallas GO Commercial Paper,
                                (Dallas, Denton and Collin Co.),
                                4.20%, 2/15/98                              500,000

                 1,475,000  Greenville Electric Utility System
                                Rev., 4.25%, 2/15/98 (FSA)(1)             1,476,166

                   780,000  Houston Water and Sewer System
                                Rev., 8.00%, 12/1/97,
                                Prerefunded at 102% of Par(4)               796,234

                 4,495,000  Midland County Hospital District
                                Rev., VRDN, 4.10%, 12/4/97
                                (AMBAC, SBBPA: Merrill Lynch)             4,495,000

                 2,100,000  Tarrant County Housing Finance
                                Rev., (Windcastle Project), VRDN,
                                4.05%, 12/3/97 (LOC: Swiss
                                Bank Corporation)                         2,100,000


Principal Amount                                                            Value
--------------------------------------------------------------------------------------

                $4,150,000  Texas Higher Education Auth. Rev.,
                                Series 1985 B, VRDN, 4.00%,
                                12/3/97 (FGIC)                       $    4,150,000

                 5,000,000  Texas Tax and Rev. Anticipation
                                Notes, 4.75%, 8/31/98(2)                  5,032,231
                                                                   ---------------------

                                                                         19,124,631
                                                                   ---------------------

WASHINGTON--4.7%

                 1,800,000  Pierce County Economic Development Corporate
                                Rev., (K & M Holdings II Project), VRDN, 4.15%,
                                12/3/97 (LOC:
                                Wells Fargo Bank, N. A.)                  1,800,000

                 6,600,000  Washington State Housing Finance
                                Commission Multi-Family
                                Mortgage Rev., (Mill Plain
                                Crossing Project), VRDN, 4.00%,
                                12/2/97 (LOC: Harris Trust &
                                Savings Bank)                             6,600,000

                   485,000  Washington State Housing Finance
                                Commission Rev., Series 1997 1A,
                                4.00%, 4/1/98 (GIC: FGIC)                   485,000
                                                                   ---------------------

                                                                          8,885,000
                                                                   ---------------------

WISCONSIN--0.9%

                 1,800,000  Pleasant Prairie Industrial
                                Development Rev., (Muskie
                                Enterprises), VRDN, 4.05%,
                                12/4/97 (LOC: Bank of
                                Montreal)                                 1,800,000
                                                                   ---------------------

TOTAL INVESTMENT SECURITIES--100.0%                                    $190,468,727
                                                                   =====================

See Notes to Financial Statements


SEMIANNUAL REPORT                           SCHEDULE OF INVESTMENTS       9


                            SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Company

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1997.

(1)  When-issued security.

(2) Security, or portion thereof, has been segregated at the custodian bank for a when-issued security.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is otherwise restricted as to resale and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1997, was $1,800,000, which represented 0.9% of net assets.

(4)  Escrowed to maturity in U.S. Government Securities.

See Notes to Financial Statements


10      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                      STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997 (UNAUDITED)

ASSETS

Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) .................... $190,468,727

Cash ..............................................   4,560,924

Receivable for investments sold ...................   3,900,000

Interest receivable ...............................    918,825
                                                   --------------
                                                     199,848,476
                                                   --------------
LIABILITIES

Disbursements in excess of
  demand deposit cash .............................    227,151

Payable for investments purchased .................   4,755,372

Payable for capital shares
  redeemed ........................................    12,562

Dividends payable .................................    44,310
                                                   --------------
                                                      5,039,395
                                                   --------------
Net Assets ........................................ $194,809,081
                                                   ==============
CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) ...........................  194,809,081
                                                   ==============
Net Asset Value Per Share .........................     $1.00
                                                   ==============
NET ASSETS CONSIST OF:

Capital paid in ................................... $194,809,081
                                                   ==============
See Notes to Financial Statements


SEMIANNUAL REPORT                STATEMENT OF ASSETS AND LIABILITIES      11


                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997 (UNAUDITED)

INVESTMENT INCOME

Income:

Interest .........................................   $2,119,414
                                                   --------------
Expenses (Note 2):

Investment advisory fees .........................      267,454

Administrative fees ..............................      13,717

Printing and postage .............................      11,827

Registration and filing fees .....................      11,103

Transfer agency fees .............................       9,971

Custodian fees ...................................       3,274

Auditing and legal fees ..........................       3,057

Trustees' fees and expenses ......................       1,053

Other operating expenses .........................       2,094
                                                   --------------
  Total expenses .................................     323,550

Amount waived ....................................    (225,014)
                                                   --------------
  Net expenses ...................................     98,536
                                                   --------------
Net investment income ............................   $2,020,878
                                                   ==============
See Notes to Financial Statements


12      STATEMENT OF OPERATIONS                AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED NOVEMBER 30, 1997 (UNAUDITED)

AND YEAR ENDED MAY 31, 1997

                                                 November 30,         May 31,
Increase (Decrease) in Net Assets                    1997              1997

OPERATIONS

Net investment income ....................     $   2,020,878      $   2,620,733
                                               -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...............        (2,020,878)        (2,620,733)
                                               -------------      -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................       173,821,973         79,662,054

Proceeds from reinvestment
  of distributions .......................         1,858,011          2,479,220

Payments for shares redeemed .............       (66,601,295)       (87,528,514)
                                               -------------      -------------
Net increase (decrease) in net
  assets from capital share transactions .       109,078,689         (5,387,240)
                                               -------------      -------------
Net increase (decrease) in net assets ....       109,078,689         (5,387,240)
                                               =============      =============
NET ASSETS

Beginning of period ......................        85,730,392         91,117,632
                                               -------------      -------------
End of period ............................     $ 194,809,081      $  85,730,392

TRANSACTIONS IN SHARES
OF THE FUND

Sold .....................................       173,821,973         79,662,054

Issued in reinvestment of distributions ..         1,858,011          2,479,220

Redeemed .................................       (66,601,295)       (87,528,514)
                                               -------------      -------------
Net increase (decrease) ..................       109,078,689         (5,387,240)
                                               =============      =============
See Notes to Financial Statements


SEMIANNUAL REPORT               STATEMENTS OF CHANGES IN NET ASSETS       13


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Municipal Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Tax-Free Money Market Fund (the Fund), is one of the seven funds issued by the Trust. The Fund is diversified under the 1940 Act. Its objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The Fund may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Discounts and premiums are accrued daily on a straight-line basis.

    INCOME TAX STATUS--It is the policy of the Fund to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and credited daily and distributed monthly. The Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1997 (UNAUDITED)

2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with American Century Investment Management, Inc. (ACIM) on July 30, 1997, effective August 1, 1997, which replaced the existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. Under the agreement, ACIM will provide all services required by the Fund in exchange for one unified management fee. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of the Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for the Fund is as follows:

     0.2700% of the first $1 billion
     0.2270% of the next $1 billion
     0.1860% of the next $3 billion
     0.1690% of the next $5 billion
     0.1580% of the next $15 billion
     0.1575% of the next $25 billion
     0.1570% of the average daily net assets over $50 billion

    The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Effective August 1, 1997, ACIM has agreed to waive its entire management fee and absorb all other expenses until August 1, 1998. Management fees of $199,575 were incurred under the new management agreement and are included in Investment Advisory Fees and Amount Waived in the Statement of Operations. Total expenses and the annualized ratio of operating expenses to average net assets, under the previous agreement, for the two months ended July 31, 1997 were $98,536, net of the amount waived by Benham Management Corporation of $25,439. The annualized ratio of operating expenses to average net assets, net of the amount waived, for the same period was 0.67%.

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, ACSC, and the registered broker-dealer, American Century Investment Services, Inc.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       15

                             FINANCIAL HIGHLIGHTS

    For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                  1997(1)         1997           1996            1995           1994           1993

PER-SHARE DATA

Net Asset Value,
Beginning of Period .............  $1.00          $1.00          $1.00           $1.00          $1.00          $1.00
                                 ---------      --------       ---------      ---------      ----------     ----------
Income From
Investment Operations

  Net Investment Income .........  0.02           0.03           0.03            0.03           0.02           0.02
                                 ---------      --------       ---------      ---------      ----------     ----------
Distributions

  From Net Investment Income .... (0.02)         (0.03)         (0.03)          (0.03)         (0.02)         (0.02)
                                 ---------      --------       ---------      ---------      ----------     ----------
Net Asset Value, End of Period ..  $1.00          $1.00          $1.00           $1.00          $1.00          $1.00
                                 =========      ========       =========      =========      ==========     ==========
  Total Return(2) ...............  1.82%          2.98%          3.19%           2.95%          1.92%          2.12%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...........0.18%(3)         0.67%          0.65%           0.66%          0.67%          0.68%

Ratio of Net Investment
Income to Average
Net Assets ......................3.67%(3)         2.93%          3.12%           2.88%          1.89%          2.10%

Net Assets, End
of Period (in thousands) ........$194,809        $85,730        $91,118         $92,034       $109,818       $109,875

----------
(1)  Six months ended November 30, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized. ACIM has voluntarily waived its management fee until August 1, 1998. In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.59% and the ratio of net investment income to average net assets would have been 3.27%.

See Notes to Financial Statements


16      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Trustees of Coopers & Lybrand L.L.P. as independent auditors for the Trust.

    For:                                       49,222,232
    Against:                                    2,646,331
    Abstain:                                     321,231


PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

    For:                                       48,548,777
    Against:                                    3,168,105
    Abstain:                                     472,912


PROPOSAL 3:

    To vote on the adoption of standardized investment limitations.

* Eliminate the fundamental investment limitation concerning diversification of investments.

    For:                                       45,057,390
    Against:                                    6,079,148
    Abstain:                                    1,053,256

* Amend the fundamental investment limitation concerning the issuance of senior securities.

    For:                                       44,985,317
    Against:                                    6,151,221
    Abstain:                                    1,053,256

*  Amend the fundamental investment limitation concerning borrowing.

    For:                                       44,949,793
    Against:                                    6,186,745
    Abstain:                                    1,053,256

*  Amend the fundamental investment limitation concerning lending.

    For:                                       44,938,973

    Against:                                    6,197,565

    Abstain:                                    1,053,256

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

    For:                                       46,367,051
    Against:                                    4,769,487
    Abstain:                                    1,053,256

* Eliminate the fundamental limitation concerning investment in other investment companies.

    For:                                       44,834,302
    Against:                                    6,302,236
    Abstain:                                    1,053,256

* Amend the fundamental investment limitation concerning investments in real estate.

    For:                                       44,742,211
    Against:                                    6,394,327
    Abstain:                                    1,053,256

*  Amend the fundamental investment limitation concerning underwriting.

    For:                                       44,681,197
    Against:                                    6,455,341
    Abstain:                                    1,053,256

*  Amend the fundamental investment limitation concerning commodities.

    For:                                       44,880,646
    Against:                                    6,255,892
    Abstain:                                    1,053,256


SEMIANNUAL REPORT                              PROXY VOTING RESULTS       17


                             PROXY VOTING RESULTS

*  Eliminate the fundamental limitation concerning short sales.

    For:                                       44,834,064
    Against:                                    6,302,474
    Abstain:                                    1,053,256

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

    For:                                       46,240,501
    Against:                                    4,896,037
    Abstain:                                    1,053,256

*  Eliminate the fundamental investment limitation concerning warrants.

    For:                                       44,634,615
    Against:                                    6,501,923
    Abstain:                                    1,053,256

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

    For:                                       44,844,560
    Against:                                    6,291,978
    Abstain:                                    1,053,256

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

    For:                                       44,845,122
    Against:                                    6,291,416
    Abstain:                                    1,053,256


18      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                                     NOTES


SEMIANNUAL REPORT                                             NOTES       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    TAX-FREE MONEY MARKET is a money market fund that seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

    Investments in Tax-Free Money Market are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

    Investment income may be subject to certain state and local taxes, and depending on your tax status, may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for the fund is:

    TAX-EXEMPT MONEY MARKET FUNDS --funds that intend to maintain a constant net
asset   value   and   invest  in   high-quality   municipal   obligations   with
dollar-weighted average maturities of less than 90 days.

INVESTMENT TEAM LEADERS

 Portfolio Manager                             Bryan Karcher

 Credit Research Manager                       Steven Permut


20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund' s investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP)--high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES--securities with maturities of two years or less.

* VARIABLE-RATE DEMAND NOTES (VRDNS)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


SEMIANNUAL REPORT                                          GLOSSARY       21


[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION FUNDS DISTRIBUTOR, INC.


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